File No. 33-65654
                                                               File No. 811-7624
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-4

REGISTRATIONSTATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

            Pre-Effective Amendment No.                            [ ]
                                        --------
            Post-Effective Amendment No.   6                       [ ]
                                        --------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [ ]
                           Amendment No.   8                       [ ]
                                        --------
                        (Check appropriate box or boxes)

                       PARKSTONE VARIABLE ANNUITY ACCOUNT
                           (Exact Name of Registrant)

                     Security Benefit Life Insurance Company
                               (Name of Depositor)

                 700 Harrison Street, Topeka, Kansas 66636-0001
              (Address of Depositor's Principal Executive Offices)

               Depositor's Telephone Number, Including Area Code:
                                 (785) 431-3000

                                                              Copies to:
Amy J. Lee
Vice President and Associate General Counsel          Jeffrey S. Puretz, Esq.
Security Benefit Group                                Dechert, Price & Rhoads
700 Harrison Street, Topeka, KS 66636-0001            1775 Eye Street, N.W.
(Name and address of Agent for Service)               Washington, DC 20006

It is proposed that this filing will become effective:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] on April 30, 1998, pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ] on April 30, 1998, pursuant to paragraph (a)(1) of Rule 485
[ ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
[ ] on April 30, 1998, pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

                              CROSS REFERENCE SHEET
                             PURSUANT TO RULE 495(A)

               Showing Location in Part A (Prospectus) and Part B
              (Statement of Additional Information) of Registration
                  Statement of Information Required by Form N-4

                                     PART A

                                                  PROSPECTUS CAPTION
ITEM OF FORM N-4
  1.  Cover Page.................................Cover Page
  2.  Definitions................................Definitions
  3.  Synopsis...................................Summary; Expense Table;
                                                 Contractual Expenses; Separate
                                                 Account Annual Expenses; Annual
                                                 Mutual Fund Expenses After
                                                 Expense Limitation

  4.  Condensed Financial Information

      (a)Accumulated Unit Values.................Condensed Financial Information

      (b)Performance Data........................Performance Information

      (c)Additional Financial Information........Financial Statements

  5.  General Description of Registrant,
      Depositor, and Portfolio Companies

      (a)Depositor...............................Security Benefit Life Insurance
                                                 Company; Information about
                                                 Security Benefit, the Separate
                                                 Account, and The Trust; Year
                                                 2000 Compliance

      (b)Registrant..............................Separate Account; Information
                                                 about Security Benefit, the
                                                 Separate Account, and The
                                                 Mutual Funds

      (c)Portfolio Company.......................Information about Security
                                                 Benefit, the Separate Account,
                                                 and The  Mutual Funds;  The
                                                 Mutual Funds; Parkstone Bond
                                                 Fund; Parkstone Mid
                                                 Capitalization Fund; Parkstone
                                                 International Discovery Fund;
                                                 Parkstone Small Capitalization
                                                 Fund; Colonial U.S. Stock Fund,
                                                 Variable Series; Colonial
                                                 Strategic Income Fund, Variable
                                                 Series; Newport Tiger Fund,
                                                 Variable Series; Money Market
                                                 Series; Global Aggressive Bond
                                                 Series; Equity Income Series;
                                                 Social Awareness Series; The
                                                 Investment Advisers

      (d)Fund Prospectus.........................The Mutual Funds

      (e)Voting Rights...........................Voting of Mutual Fund Shares

      (f)Administrators..........................Security Benefit Life Insurance
                                                 Company

  6.  Deductions and Expenses

      (a)General.................................Charges and Deductions; Other
                                                 Charges; Administrative Charge;
                                                 Mortality and Expense
                                                 Risk Charge; Premium Tax
                                                 Charge; Guarantee of Certain
                                                 Charges

      (b)Sales Load %............................Contingent Deferred Sales
                                                 Charge

      (c)Special Purchase Plan...................Variations in Charges

      (d)Commissions.............................N/A

      (e)Fund Expenses...........................Mutual Fund Expenses

      (f)Organization Expenses...................N/A

  7.  General Description of Contracts

      (a)Persons with Rights.....................The Contract; Ownership; Joint
                                                 Owners; Contingent Owner;
                                                 Contract Benefits; The Fixed
                                                 Account

      (b)  (i)Allocation of Purchase Payments....Allocation of Purchase Payments

          (ii)Transfers..........................Transfers of Contract Value;
                                                 Telephone Transfer Privileges;
                                                 Dollar Cost Averaging Option;
                                                 Asset Reallocation Option

         (iii)Exchanges..........................N/A

      (c)Changes.................................Substitution of Investments;
                                                 Changes to Comply with Law and
                                                 Amendments

      (d)Inquiries...............................Contacting Security Benefit

  8.  Annuity Period.............................Annuity Period; General Annuity
                                                 Options; Option 1; Option 2;
                                                 Option 3; Option 4; Option 5;
                                                 Option 6; Option 7; Option 8;
                                                 Selection of an Option

  9.  Death Benefit..............................Death Benefit

10.   Purchases and Contract Value

      (a)Purchases...............................The Contract; General;
                                                 Application for a Contract;
                                                 Purchase Payments; Dollar Cost
                                                 Averaging Option

      (b)Valuation...............................Contract Value; Determination
                                                 of Contract Value; Transfers of
                                                 Contract Value; Interest

      (c)Daily Calculation.......................Determination of Contract Value

      (d)Underwriter.............................Security Benefit Life Insurance
                                                 Company

11.   Redemptions

      (a)- By Owners.............................Full and Partial Withdrawals;
                                                 Systematic Withdrawals; Loans;
                                                 Payments from the Separate
                                                 Account; Payments from the
                                                 Fixed Account; Restrictions on
                                                 Withdrawals from Qualified
                                                 Plans

         - By Annuitant..........................Annuity Options

      (b)Texas ORP...............................N/A

      (c)Check Delay.............................N/A

      (d)Lapse...................................Full and Partial Withdrawals

      (e)Free Look...............................Free-Look Right

12.   Taxes......................................Federal Tax Matters;
                                                 Introduction; Tax Status of
                                                 Security Benefit and the
                                                 Separate Account; General;
                                                 Diversification Standards;
                                                 Taxation of Annuities in
                                                 General -- Non-Qualified
                                                 Plans; Surrenders or
                                                 Withdrawals Prior to the
                                                 Annuity Start Date; Surrenders
                                                 or Withdrawals on or after
                                                 Annuity Start Date; Penalty Tax
                                                 on Certain Surrenders and
                                                 Withdrawals; Additional
                                                 Considerations; Distribution-
                                                 at-Death Rules; Gift of Annuity
                                                 Contracts; Contracts Owned by
                                                 Non-Natural Persons; Multiple
                                                 Contract Rule; Qualified Plans

13.   Legal Proceedings..........................N/A

14.   Table of Contents for the Statement of
      Additional Information.....................Statement of Additional
                                                 Information

                                     PART B

                                                 STATEMENT OF ADDITIONAL
ITEM OF FORM N-4                                  INFORMATION CAPTION

15.   Cover Page.................................Cover Page

16.   Table of Contents..........................Table of Contents

17.   General Information and History............N/A

18.   Services

      (a)Fees and Expenses of Registrant.........N/A

      (b)Management Contracts....................N/A

      (c)Custodian...............................N/A

         Independent Public Accountant...........Experts

      (d)Assets of Registrant....................N/A

      (e)Affiliated Persons......................N/A

      (f)Principal Underwriter...................N/A

19.   Purchase of Securities Being Offered.......Distribution of the Contract

20.   Underwriters...............................Distribution of the Contract

21.   Calculation of Performance Data............Performance Information

22.   Annuity Payments...........................N/A

23.   Financial Statements.......................Financial Statements

                      PARKSTONE ADVANTAGE VARIABLE ANNUITY

                      INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
                       DEFERRED VARIABLE ANNUITY CONTRACT

            ISSUED BY:                              MAILING ADDRESS:
SECURITY BENEFIT LIFE INSURANCE COMPANY     PARKSTONE ADVANTAGE CUSTOMER SERVICE
700 SW HARRISON STREET                      157 S. KALAMAZOO MALL
TOPEKA, KANSAS 66636-0001                   P.O. BOX 50551
1-800-355-4555                              KALAMAZOO, MICHIGAN 49005-0551
--------------------------------------------------------------------------------
    This Prospectus describes Parkstone Variable Annuity -- an individual flexible purchase payment deferred variable annuity contract (the "Contract") offered by Security Benefit Life Insurance Company ("Security Benefit"). The Contract is available for individuals as a non-tax qualified retirement plan ("Non-Qualified Plan") or in connection with a retirement plan qualified under
Section 401, 403(b), 408, or 457 of the Internal Revenue Code ("Qualified Plan"). Two types of the Contract are offered: one for individuals (the "Individual Contracts") and one for trusts and customers of financial institutions' trust departments (the "Trust Contracts"). The Contract is designed to give Contractowners flexibility in planning for retirement and other financial goals.

    During the Accumulation Period, the Contract provides for the accumulation of a Contractowner's value on either a variable basis, a fixed basis, or both. The Contract also provides several options for annuity payments on either a variable basis, a fixed basis, or both to begin on a future date. The minimum initial purchase payment is $5,000 ($50 if made pursuant to an Automatic Investment Program) to purchase an Individual Contract in connection with a Non-Qualified Plan, $2,000 ($50 if made pursuant to an Automatic Investment Program) to purchase an Individual Contract in connection with a Qualified Plan and $50,000 to purchase a Trust Contract. Subsequent purchase payments are flexible, though they must be for at least $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract or $5,000 for a Trust Contract. Purchase payments may be allocated at the Contractowner's discretion to one or more of the Subaccounts that comprise a separate account of Security Benefit called the Parkstone Variable Annuity Account (the "Separate Account"), or to the Fixed Account of Security Benefit. The Subaccounts are listed below.

    Parkstone Bond Subaccount
    Parkstone Mid Capitalization Subaccount
    Parkstone Small Capitalization Subaccount
    Parkstone International Discovery Subaccount
    Colonial U.S. Stock Subaccount
    Colonial Strategic Income Subaccount
    Newport Tiger Subaccount
    SBL Money Market Subaccount
    Lexington Global Aggressive Bond Subaccount
    T. Rowe Price Equity Income Subaccount
    SBL Social Awareness Subaccount

The Contract Value in the Fixed Account will accrue interest at rates that are paid by Security Benefit as described in "The Fixed Account,".

    The Contract Value in the Subaccounts under a Contract will vary based on investment performance of the Subaccounts to which the Contract Value is allocated. No minimum amount of Contract Value is guaranteed.

    A Contract may be returned according to the terms of its Free-Look Right (see "Free-Look Right,").

    This Prospectus concisely sets forth information about the Contract and the Separate Account that a prospective investor should know before investing. Certain additional information is contained in a "Statement of Additional Information," dated May 1, 1998, which has been filed with the Securities and Exchange Commission (the "SEC"). The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing Security Benefit at 700 SW Harrison Street, Topeka, Kansas 66636-0001 or by calling 1-800-355-4555. The table of contents of the Statement of Additional Information is set forth in this Prospectus.

    The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THIS PROSPECTUS IS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE PARKSTONE ADVANTAGE FUND, KEYPORT VARIABLE INVESTMENT TRUST AND SBL FUND. ALL PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

    THE CONTRACT INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE CONTRACT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

DATE:  MAY 1, 1998

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

                                TABLE OF CONTENTS

                                                                                                       Page
DEFINITIONS............................................................................................   5
SUMMARY................................................................................................   6
  Purpose of the Contract..............................................................................   6
  The Separate Account and the Mutual Funds............................................................   6
  Fixed Account........................................................................................   6
  Purchase Payments....................................................................................   6
  Contract Benefits....................................................................................   6
  Free-Look Right......................................................................................   7
  Charges and Deductions...............................................................................   7
    Contingent Deferred Sales Charge...................................................................   7
    Mortality and Expense Risk Charge..................................................................   7
    Administrative Charge..............................................................................   7
    Premium Tax Charge.................................................................................   7
    Other Expenses.....................................................................................   8
  Contacting Security Benefit..........................................................................   8
EXPENSE TABLE..........................................................................................   8
  Contractual Expenses.................................................................................   8
  Separate Account Annual Expenses.....................................................................   8
  Annual Mutual Fund Expenses After Expense Limitation.................................................   8
CONDENSED FINANCIAL INFORMATION........................................................................  11
INFORMATION ABOUT SECURITY BENEFIT, THE SEPARATE ACCOUNT, AND THE MUTUAL FUNDS.........................  13
  Security Benefit Life Insurance Company..............................................................  14
  Year 2000 Compliance.................................................................................  14
  Separate Account.....................................................................................  14
  The Mutual Funds.....................................................................................  15
    Parkstone Bond Fund................................................................................  15
    Parkstone Mid Capitalization Fund..................................................................  15
    Parkstone International Discovery Fund.............................................................  15
    Parkstone Small Capitalization Fund................................................................  15
    Colonial U.S. Stock Fund, Variable Series..........................................................  15
    Colonial Strategic Income Fund, Variable Series....................................................  16
    Newport Tiger Fund, Variable Series................................................................  16
    Money Market Series (Series C).....................................................................  16
    Global Aggressive Bond Series (Series K)...........................................................  16
    Equity Income Series (Series O)....................................................................  16
    Social Awareness Series (Series S).................................................................  16
  The Investment Advisers..............................................................................  16
THE CONTRACT...........................................................................................  16
  General..............................................................................................  16
  Application for a Contract...........................................................................  17
  Purchase Payments....................................................................................  17
  Allocation of Purchase Payments......................................................................  17
  Dollar Cost Averaging Option.........................................................................  17
  Asset Rebalancing Option.............................................................................  18
  Transfers of Contract Value..........................................................................  19
  Contract Value.......................................................................................  19
  Determination of Contract Value......................................................................  19
  Full and Partial Withdrawals.........................................................................  19
  Systematic Withdrawals...............................................................................  20
  Free-Look Right......................................................................................  21
  Death Benefit........................................................................................  21
CHARGES AND DEDUCTIONS.................................................................................  21
  Contingent Deferred Sales Charge.....................................................................  21
    Hospital/Nursing Home Waiver.......................................................................  22
  Mortality and Expense Risk Charge....................................................................  23
  Administrative Charge................................................................................  23
  Premium Tax Charge...................................................................................  23
  Other Charges........................................................................................  23
  Variations in Charges................................................................................  23
  Guarantee of Certain Charges.........................................................................  23
  Mutual Fund Expenses.................................................................................  24
ANNUITY PERIOD.........................................................................................  24
  General..............................................................................................  24
  Annuity Options......................................................................................  24
    Option 1--Life Income............................................................................... 24
    Option 2--Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years............................. 25
    Option 3--Life with Installment Refund Option....................................................... 25
    Option 4--Joint and Last Survivor................................................................... 25
    Option 5--Payments for a Specified Period........................................................... 25
    Option 6--Payments of a Specified Amount............................................................ 25
    Option 7--Period Certain............................................................................ 25
    Option 8--Joint and Contingent Survivor Option...................................................... 25
    Value of Variable Annuity Payments:  Assumed Interest Rate.........................................  25
  Selection of an Option...............................................................................  25
THE FIXED ACCOUNT......................................................................................  26
  Interest.............................................................................................  26
  Death Benefit........................................................................................  26
  Contract Charges.....................................................................................  26
  Transfers and Withdrawals............................................................................  26
  Payments from the Fixed Account......................................................................  27
MORE ABOUT THE CONTRACT................................................................................  27
  Ownership............................................................................................  27
    Joint Owners.......................................................................................  27
  Designation and Change of Beneficiary................................................................  27
  Participating........................................................................................  27
  Payments from the Separate Account...................................................................  27
  Proof of Age and Survival............................................................................  27
  Misstatements........................................................................................  27
  Loans................................................................................................  28
  Restrictions on Withdrawals from Qualified Plans.....................................................  28
  Restrictions on Withdrawals from 403(b) Programs.....................................................  29
FEDERAL TAX MATTERS....................................................................................  29
  Introduction.........................................................................................  29
  Tax Status of Security Benefit and the Separate Account..............................................  29
    General............................................................................................  29
    Charge for Security Benefit Taxes..................................................................  30
    Diversification Standards..........................................................................  30
  Taxation of Annuities in General - Non-Qualified Plans...............................................  30
    Surrenders or Withdrawals Prior to the Annuity Start Date..........................................  30
    Surrenders or Withdrawals on or after Annuity Start Date...........................................  30
    Penalty Tax on Certain Surrenders and Withdrawals..................................................  31
  Additional Considerations............................................................................  31
    Distribution-at-Death Rules........................................................................  31
    Gift of Annuity Contracts..........................................................................  31
    Contracts Owned by Non-Natural Persons.............................................................  31
    Multiple Contract Rule.............................................................................  31
    Possible Tax Changes...............................................................................  32
  Qualified Plans......................................................................................  32
    Section 401........................................................................................  32
    Section 403(b).....................................................................................  33
    Section 408........................................................................................  33
    Section 457........................................................................................  34
    Tax Penalties......................................................................................  34
    Withholding........................................................................................  34
OTHER INFORMATION......................................................................................  35
  Voting of Mutual Fund Shares.........................................................................  35
  Substitution of Investments..........................................................................  35
  Changes to Comply with Law and Amendments............................................................  36
  Reports to Owners....................................................................................  36
  Telephone Transfer Privileges........................................................................  36
  Legal Proceedings....................................................................................  36
  Legal Matters........................................................................................  36
PERFORMANCE INFORMATION................................................................................  36
ADDITIONAL INFORMATION.................................................................................  37
  Registration Statement...............................................................................  37
  Financial Statements.................................................................................  37
STATEMENT OF ADDITIONAL INFORMATION....................................................................  37

THE CONTRACT IS NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, THE MUTUAL FUND PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION OF THE MUTUAL FUND, OR ANY SUPPLEMENT THERETO.

DEFINITIONS

Various terms commonly used in this Prospectus are defined as follows:

    ACCUMULATION PERIOD -- The period commencing on the Contract Date and ending on the Annuity Start Date or, if earlier, when the Contract is terminated, either through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

    ACCUMULATION UNIT -- A unit of measure used to calculate the value of a Contractowner's interest in a Subaccount during the Accumulation Period. It is also used to calculate variable annuity payments for Annuity Options 5 and 6.

    ANNUITANT -- The person or persons on whose life annuity payments depend or designated to receive annuity payments. If Joint Annuitants are named in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

    ANNUITY -- A series of periodic annuity payments made by Security Benefit to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

    ANNUITY OPTIONS -- Options under the Contract that prescribe the provisions under which a series of annuity payments are made.

    ANNUITY PERIOD -- The period during which annuity payments are made.

    ANNUITY START DATE -- The date when annuity payments are to begin.

    AUTOMATIC INVESTMENT PROGRAM -- A program pursuant to which purchase payments are automatically paid from the owner's bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

    CONTRACT DATE -- The date shown as the Contract Date in a Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that the initial purchase payment is credited to the Contract.

    CONTRACT DEBT -- The unpaid loan balance including accrued loan interest.

    CONTRACTOWNER OR OWNER -- The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

    CONTRACT VALUE -- The total value of the amounts in a Contract allocated to the Subaccounts of the Separate Account and the Fixed Account as well as any amount set aside in the Fixed Account to secure loans as of any Valuation Date.

    CONTRACT YEAR -- Each twelve-month period measured from the Contract Date.

    DESIGNATED BENEFICIARY -- The person having the right to the death benefit, if any, payable upon the death of the Owner during the Accumulation Period is the first person on the following list who is alive on the date of the Owner's death: the Owner; Joint Owner; Primary Beneficiary; Contingent Beneficiary; Annuitant; or if none of the above are alive, the Owner's Estate. For a Contract issued prior to December 1, 1997, the Designated Beneficiary is the first person on the following list who is alive on the date of the Owner's death: the Primary Beneficiary; Contingent Beneficiary; Owner; Joint Owner; Annuitant; or if none of the above are alive, the Owner's estate.

    FIXED ACCOUNT -- An account that is part of Security Benefit's General Account in which all or a portion of the Contract Value may be held for accumulation at fixed rates of interest (which may not be less than 3.0 percent or for Contracts issued prior to December 1, 1997, 3.5 percent) declared by Security Benefit periodically at its discretion.

    FULL WITHDRAWAL VALUE -- The amount a Contractowner may receive upon full withdrawal of the Contract, which is equal to Contract Value less any applicable contingent deferred sales charge, any premium taxes and any Contract Debt.

    GENERAL ACCOUNT -- All assets of Security Benefit other than those allocated to the Separate Account or to any other separate account of Security Benefit.

    HOME OFFICE -- The Annuity Administration Department at Security Benefit's office at 700 Harrison Street, Topeka, Kansas 66636.

    HOSPITAL -- An institution that is licensed as such by the Joint Commission of Accreditation of Hospitals, or any lawfully operated institution that provides in-patient treatment of sick and injured persons through medical, diagnostic and surgical facilities directed by physicians and 24 hour nursing services.

    MUTUAL FUNDS -- The Parkstone Advantage Fund, Liberty Variable Investment Trust and SBL Fund. Each Mutual Fund is a diversified, open-end management investment company commonly referred to as a mutual fund.

    PURCHASE PAYMENT -- The amounts paid to Security Benefit as consideration for the Contract.

    QUALIFIED SKILLED NURSING FACILITY -- A facility licensed by the state to provide on a daily basis convalescent or chronic care for in-patients who, by reason of infirmity or illness, are not able to care for themselves.

    SEPARATE ACCOUNT -- The Parkstone Variable Annuity Account. A separate account of Security Benefit that consists of accounts, referred to as Subaccounts, each of which invests in a separate Series of one of the Mutual Funds.

    SUBACCOUNT -- A Subaccount of the Separate Account of Security Benefit to which the Contract Value under the Contract may be allocated for variable accumulation. Currently, eleven Subaccounts are available under the Contract.

    VALUATION DATE -- Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange and Security Benefit's Home Office are open for trading. The New York Stock Exchange and the Home Office are closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    VALUATION PERIOD -- A period used in measuring the investment experience of each Subaccount of the Separate Account. A Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

SUMMARY

    This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under "The Fixed Account," and in the Contract.

PURPOSE OF THE CONTRACT

    The individual flexible purchase payment deferred variable annuity contract ("the Contract") described in this Prospectus is designed to give Contractowners flexibility in planning for retirement and other financial goals. The Contract provides for the accumulation of values on a variable basis, a fixed basis, or both, during the Accumulation Period and provides several options for annuity payments on a variable basis, a fixed basis, or both. During the Accumulation Period, an Owner can pursue various allocation options by allocating purchase payments to the Subaccounts of the Separate Account or to the Fixed Account. See "The Contract,".

    The Contract is eligible for purchase as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). The Contract is also eligible for an individual in connection with a retirement plan qualified under Section 401, 403(b), 408, or 457 of the Internal Revenue Code of 1986, as amended. These plans are sometimes referred to in this Prospectus as "Qualified Plans."

THE SEPARATE ACCOUNT AND THE MUTUAL FUNDS

    Purchase payments designated to accumulate on a variable basis are allocated to the Separate Account. See "Separate Account,". The Separate Account is currently divided into eleven accounts referred to as Subaccounts. Each Subaccount invests exclusively in shares of a corresponding portfolio ("Series") of one of the Parkstone Advantage Fund, Liberty Variable Investment Trust and SBL Fund (the "Mutual Funds"). The Series of the Mutual Funds, each of which Series has a different investment objective or objectives, are listed under the respective Mutual Funds below.

PARKSTONE ADVANTAGE FUND

    Parkstone Bond Fund
    Parkstone Mid Capitalization Fund (formerly Equity)
    Parkstone Small Capitalization Fund
    Parkstone International Discovery Fund

LIBERTY VARIABLE INVESTMENT TRUST

    Colonial U.S. Stock Fund, Variable Series
    Colonial Strategic Income Fund, Variable Series
    Newport Tiger Fund, Variable Series

SBL FUND

    Money Market Series (Series C)
    Global Aggressive Bond Series (Series K)
    Equity Income Series (Series O)
    Social Awareness Series (Series S)

See "The Mutual Funds,". Amounts held in a Subaccount will increase or decrease in dollar value depending on the investment performance of the corresponding Series of the Mutual Fund in which such Subaccount invests. The Contractowner bears the investment risk for amounts allocated to a Subaccount of the Separate Account.

FIXED ACCOUNT

    Purchase payments designated to accumulate on a fixed basis may be allocated to the Fixed Account, which is part of Security Benefit's General Account. Amounts allocated to the Fixed Account earn interest at rates determined at the discretion of Security Benefit and that are guaranteed to be at least an effective annual rate of 3.0 percent (3.5 percent for Contracts issued prior to December 1, 1997). See "The Fixed Account".

PURCHASE PAYMENTS

    The minimum initial purchase payment is $5,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract issued in connection with a Non-Qualified Plan, $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract issued in connection with a Qualified Plan and $50,000 for a Trust Contract. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $2,000 ($50 if made pursuant to an Automatic Investment Program) for an Individual Contract or $5,000 for a Trust Contract.

CONTRACT BENEFITS

    During the Accumulation Period, Contract Value may be transferred by the Contractowner among the Subaccounts of the Separate Account and to and from the Fixed Account, subject to certain restrictions as described in "Transfers of Contract Value". At any time before the Annuity Start Date, a Contract may be surrendered for its Full Withdrawal Value, and partial withdrawals, including systematic withdrawals, may be taken from the Contract Value. Full and partial withdrawals, including systematic withdrawals, from Individual Contracts may result in the deduction of a contingent deferred sales charge. See "Full and Partial Withdrawals" and "Systematic Withdrawals" for more information, including the possible charges and tax consequences associated with full and partial withdrawals. The Contract provides for a death benefit upon the death of the Owner during the Accumulation Period. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. Payments under the fixed Annuity Options will be guaranteed by Security Benefit. See "Annuity Period".

FREE-LOOK RIGHT

    An Owner may return a Contract to Security Benefit within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives the Contract. In this event, Security Benefit will refund to the Owner purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts. Security Benefit will refund purchase payments allocated to the Subaccounts rather than the Contract Value in those states and circumstances where it is required to do so.

CHARGES AND DEDUCTIONS

    Security Benefit does not make any deductions for sales load from purchase payments before allocating them to the Contract Value. Certain charges will be deducted in connection with the Contract.

CONTINGENT DEFERRED SALES CHARGE

    A contingent deferred sales charge (which also may be referred to as a withdrawal charge) may be assessed by Security Benefit on a full or partial withdrawal, including a systematic withdrawal, from an Individual Contract during the Accumulation Period to the extent the amount withdrawn is attributable to purchase payments made. The withdrawal charge will be waived on the FIRST withdrawal in a Contract Year to the extent that such withdrawal does not exceed 10 percent of the Contract Value on the date of the withdrawal ("Free Withdrawal Privilege"). If a second or subsequent withdrawal in the same Contract Year is made, a withdrawal charge may be assessed on the entire amount withdrawn. The withdrawal charge will be waived on systematic withdrawals to the extent that systematic withdrawals during the Contract Year do not exceed 10 percent of the Contract Value on the date of the first systematic withdrawal in any Contract Year. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The amount of the withdrawal charge will depend upon the number of years that a purchase payment has remained credited under the Contract, as follows:

                                     For Contracts
                                    Issued Prior to
Age of Purchase      ithdrawal     December 1, 1997
Payment in Years    W Charge       Withdrawal Charge
-----------------   ------------   ------------------

       1                7%                5%
       2                6%                5%
       3                5%                5%
       4                4%                5%
       5                3%                4%
       6                2%                3%
       7                1%                2%
       8                0%                0%

    In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 7 percent (for Contracts issued prior to December 1, 1997, 5 percent) of the purchase payments paid under a Contract. This charge is not assessed upon a full or partial withdrawal from a Trust Contract. See "Contingent Deferred Sales Charge".

MORTALITY AND EXPENSE RISK CHARGE

    Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 1.25 percent (1.2 percent during Annuity Options 1 through 4, 7 and 8) of each Subaccount's average daily net assets that fund the Individual Contracts and .65 percent of each Subaccount's average daily net assets that fund the Trust Contracts. See "Mortality and Expense Risk Charge".

ADMINISTRATIVE CHARGE

    Security Benefit deducts a daily administrative charge equal to an annual rate of .15 percent (0 percent during Annuity Options 1 through 4, 7 and 8) of each Subaccount's average daily net assets that fund the Individual Contracts and .05 percent of each Subaccount's average daily net assets that fund the Trust Contracts. See "Administrative Charge".

PREMIUM TAX CHARGE

    Security Benefit assesses a premium tax charge to reimburse itself for any premium taxes that it incurs. This charge will usually be deducted on annuitization or upon full withdrawal if a premium tax was incurred by Security Benefit and is not refundable. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by Security Benefit and is not refundable. Security Benefit reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0 percent to 3.5 percent. See "Premium Tax Charge".

OTHER EXPENSES

    The operating expenses of the Separate Account are paid by Security Benefit. Investment advisory fees and operating expenses of the Mutual Funds are paid by the Mutual Funds. For a description of these charges and expenses, see the Prospectuses for the Mutual Funds.

CONTACTING SECURITY BENEFIT

    All written requests, notices, and forms required by the Contract, and any questions or inquiries should be directed to Parkstone Advantage Customer Service, 157 S. Kalamazoo Mall, P.O. Box 50551, Kalamazoo, Michigan 49005-0551.

                                  EXPENSE TABLE

    The purpose of this table is to assist investors in understanding the various costs and expenses borne directly and indirectly by Owners of the Contracts with Contract Value allocated to the Subaccounts. The table reflects contractual charges, expenses of the Separate Account, and charges and expenses of the Mutual Funds. The table does not reflect premium taxes that may be imposed by various jurisdictions. See "Premium Tax Charge". The information contained in the table is not generally applicable to amounts allocated to the Fixed Account (although the contractual charges also apply to the Fixed Account).

    For a complete description of a Contract's costs and expenses, see "Charges and Deductions". For a more complete description of each Mutual Fund's costs and expenses, see the Mutual Fund Prospectuses, which accompany this Prospectus.

CONTRACTUAL EXPENSES

Sales load on purchase payments.......................................  None
Contingent deferred sales charge (as a percentage of amounts withdrawn
attributable to purchase payments)....................................    7% (1)
Transfer Fee (per transfer)...........................................  None (2)
SEPARATE ACCOUNT ANNUAL EXPENSES
Annual Mortality and Expense Risk Charge (as a percentage of each
Subaccount's average daily net assets)
    Individual Contracts..............................................  1.25%
    Trust Contracts...................................................  0.65%
Annual Administrative Charge (as a percentage of each Subaccount's average daily net assets)
    Individual Contracts..............................................  0.15%
    Trust Contracts...................................................  0.05%
                                                                       -----
Total Separate Account Annual Expenses
    Individual Contracts..............................................  1.40%
    Trust Contracts...................................................  0.70%
                                                                       =====

ANNUAL MUTUAL FUND EXPENSES (AS A PERCENTAGE OF EACH FUND'S AVERAGE DAILY NET ASSETS)

                                                                     OTHER EXPENSES           TOTAL MUTUAL
                                               ADVISORY FEE  (AFTER EXPENSE REIMBURSEMENT)4   FUND EXPENSES
Parkstone Bond.................................    0.74%                  0.62%                   1.36%
Parkstone Mid Capitalization...................    1.00%                  0.53%                   1.53%
Parkstone Small Capitalization.................    1.00%                  0.55%                   1.55%
Parkstone International Discovery..............    1.25%                  0.65%                   1.90%
Colonial U.S. Stock............................    0.80%                  0.14%                   0.94%
Colonial Strategic Income......................    0.65%                  0.15%                   0.80%
Newport Tiger..................................    0.90%                  0.35%                   1.25%
Money Market Series (Series C).................    0.50%                  0.08%                   0.58%
Global Aggressive Bond Series (Series K)3......    0.75%                  0.64%                   1.39%
Equity Income Series (Series O)................    1.00%                  0.09%                   1.09%
Social Awareness Series (Series S).............    0.75%                  0.08%                   0.83%

1. The amount of the contingent deferred sales charge is based upon the number of years that a purchase payment has remained credited under the Contract, as follows:


                                                                 FOR CONTRACTS
                                                                ISSUED PRIOR TO
      AGE OF PURCHASE                                           DECEMBER 1, 1997
      PAYMENT IN YEARS             WITHDRAWAL CHARGE           WITHDRAWAL CHARGE
      ----------------             -----------------           -----------------
             1                            7%                         5%
             2                            6%                         5%
             3                            5%                         5%
             4                            4%                         5%
             5                            3%                         4%
             6                            2%                         3%
             7                            1%                         2%
             8                            0%                         0%

    The withdrawal charge will be waived on the FIRST withdrawal in a Contract Year to the extent that such withdrawal does not exceed 10 percent of the Contract Value on the date of the withdrawal. The withdrawal charge also will be waived on systematic withdrawals that do not in any Contract Year exceed 10 percent of the Contract Value on the date of the first systematic withdrawal in such Contract Year. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The withdrawal charge is not assessed by Security Benefit on withdrawals from a Trust Contract. When added to the withdrawal charges assessed on prior withdrawals, the total withdrawal charge will never exceed 7 percent (5 percent for contracts issued prior to December 1, 1997) of total purchase payments.

2. The first twelve transfers in a Contract Year are without charge; for any additional transfers in a Contract Year, a charge of $25 is imposed.

3. During the fiscal year ended December 31, 1997, the Investment Manager waived the advisory fees of Global Aggressive Bond (Series K) and will continue such waiver through April 30, 1998. Expense information for Global Aggressive Bond has been restated to reflect the fees that would have been applicable had there been no fee waiver.

4. During the fiscal year ending December 31, 1997, the investment adviser waived other expenses of the Colonial Strategic Income Series; absent such waiver, "other expenses" would have been .21 percent and the Series' total expenses would have been .86 percent.

EXAMPLES

    Different examples are presented below that show expenses that a Contractowner would pay at the end of one, three, five or ten years if, at the end of those time periods, the Contract is surrendered, annuitized, or not surrendered or annuitized. Each example shows expenses based upon allocation to each of the Subaccounts, and different expense figures are presented to reflect the different expenses imposed under the Individual and the Trust Contracts.

    The examples below should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The 5 percent return assumed in the examples is hypothetical and should not be considered a representation of past or future actual returns, which may be greater or lesser than the assumed amount.

INDIVIDUAL CONTRACTS

Example -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if an Individual Contract ISSUED AFTER NOVEMBER 30, 1997, is SURRENDERED at the end of one, three, five or ten years:

                                                             1 YEAR       3 YEARS        5 YEARS     10 YEARS
                                                             ------       -------        -------     --------
Parkstone Bond Subaccount..............................      $  98          $135          $178         $313
Parkstone Mid Capitalization Subaccount................        100           140           186          329
Parkstone Small Capitalization Subaccount..............        100           140           187          331
Parkstone International Discovery Subaccount...........        104           150           203          363
Colonial U.S. Stock Subaccount.........................         94           123           157          272
Colonial Strategic Income Subaccount...................         93           119           150          257
Newport Tiger Subaccount...............................         97           132           172          302
                                                                 9
SBL Money Market Subaccount............................         01           113           139          235
Lexington Global Aggressive Bond Subaccount............         99           136           179          316
T. Rowe Price Equity Income Subaccount.................         96           127           165          287
SBL Social Awareness Subaccount........................         93           120           152          261

Example -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if an Individual Contract ISSUED PRIOR TO DECEMBER 1, 1997, is SURRENDERED at the end of one, three, five or ten years:

                                                             1 YEAR       3 YEARS        5 YEARS     10 YEARS
                                                             ------       -------        -------     --------
Parkstone Bond Subaccount..............................        $78          $135          $188         $313
Parkstone Mid Capitalization Subaccount................         80           140           196          329
Parkstone Small Capitalization Subaccount..............         80           140           197          331
Parkstone International Discovery Subaccount...........         84           150           213          363
Colonial U.S. Stock Subaccount.........................         74           123           167          272
Colonial Strategic Income Subaccount...................         73           119           160          257
Newport Tiger Subaccount...............................         77           132           182          302
SBL Money Market Subaccount............................         71           113           149          235
Lexington Global Aggressive Bond Subaccount............         79           136           189          316
T. Rowe Price Equity Income Subaccount.................         76           127           175          287
SBL Social Awareness Subaccount........................         73           120           162          261

Example -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if an Individual Contract is ANNUITIZED OR NOT SURRENDERED OR ANNUITIZED at the end of one, three, five or ten years:

                                                             1 YEAR       3 YEARS        5 YEARS     10 YEARS
                                                             ------       -------        -------     --------
Parkstone Bond Subaccount..............................        $28         $  87          $148         $313
Parkstone Mid Capitalization Subaccount................         30            92           156          329
Parkstone Small Capitalization Subaccount..............         30            92           157          331
Parkstone International Discovery Subaccount...........         34           103           174          363
Colonial U.S. Stock Subaccount.........................         24            74           127          272
Colonial Strategic Income Subaccount...................         23            70           120          257
Newport Tiger Subaccount...............................         27            84           142          302
SBL Money Market Subaccount............................         21            63           109          235
Lexington Global Aggressive Bond Subaccount............         29            88           149          316
T. Rowe Price Equity Income Subaccount.................         26            79           135          287
SBL Social Awareness Subaccount........................         23            71           122          261
TRUST CONTRACTS

Example -- The Owner would pay the expenses shown below on a $1,000 investment, assuming 5 percent annual return on assets, if a Trust Contract is SURRENDERED, ANNUITIZED OR NOT SURRENDERED OR ANNUITIZED at the end of one, three, five or ten years:

                                                             1 YEAR       3 YEARS        5 YEARS     10 YEARS
                                                             ------       -------        -------     --------
Parkstone Bond Subaccount..............................        $21           $65          $111         $239
Parkstone Mid Capitalization Subaccount................         23            70           119          256
Parkstone Small Capitalization Subaccount..............         23            70           120          258
Parkstone International Discovery Subaccount...........         26            81           138          293
Colonial U.S. Stock Subaccount.........................         17            52            89          194
Colonial Strategic Income Subaccount...................         15            47            82          179
Newport Tiger Subaccount...............................         20            51           105          227
SBL Money Market Subaccount............................         13            41            70          155
Lexington Global Aggressive Bond Subaccount............         21            65           112          242
T. Rowe Price Equity Income Subaccount.................         18            56            97          211
SBL Social Awareness Subaccount........................         16            48            83          182

                        CONDENSED FINANCIAL INFORMATION

The following condensed financial information presents accumulation unit values for each of the years in the four-year period ended December 31, 1997, and the period of September 24, 1993 to December 31, 1993, as well as ending accumulation units outstanding under each of the Subaccounts.

                                                      1997         1996       1995        1994       1993
                                                     -------     -------     -------    -------    -------
INDIVIDUAL CONTRACTS
PARKSTONE BOND SUBACCOUNT
  Accumulation unit value:
    Beginning of period............................    $10.73     $10.69     $  9.27    $  9.93      $10.00
    End of period..................................    $11.42     $10.73      $10.69    $  9.27     $  9.93
  Accumulation units outstanding at the end of
    period.........................................   738,886    615,320     369,775    293,001     123,274
PARKSTONE MID CAPITALIZATION SUBACCOUNT(2)
  Accumulation unit value:
    Beginning of period............................    $13.96     $12.06     $  9.27     $10.14      $10.00
    End of period..................................    $15.51     $13.96      $12.06    $  9.48      $10.14
  Accumulation units outstanding at the end of
    period......................................... 1,742,779  1,391,560     991,853    751,223     183,237
PARKSTONE INTERNATIONAL DISCOVERY SUBACCOUNT
  Accumulation unit value:
    Beginning of period............................    $11.68     $10.26     $  9.48     $10.31      $10.00
    End of period..................................    $11.76     $11.68      $10.26    $  9.48      $10.31
  Accumulation units outstanding at the end of
    period......................................... 1,035,408    849,239     600,836    487,311     112,429
PARKSTONE SMALL CAPITALIZATION SUBACCOUNT
  Accumulation unit value:
    Beginning of period............................    $19.47     $15.23      $11.38     $10.96      $10.00
    End of period..................................    $18.15     $19.47      $15.23     $11.38      $10.96
  Accumulation units outstanding at the end of
    period......................................... 1,230,077    962,144     630,080    438,430      69,447

COLONIAL U.S. STOCK SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.18     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................    12,046     ---         ---        ---         ---

COLONIAL STRATEGIC INCOME SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.08     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................    24,738     ---         ---        ---         ---

NEWPORT TIGER SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $ 9.09     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................     1,290     ---         ---        ---         ---

SBL MONEY MARKET SUBACCOUNT(1, 4)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.02     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................     4,451     ---         ---        ---         ---

LEXINGTON GLOBAL AGGRESSIVE BOND SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.05     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................     1,681     ---         ---        ---         ---

T. ROWE PRICE EQUITY INCOME SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.06     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................    26,894     ---         ---        ---         ---

SBL SOCIAL AWARENESS SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................   $  9.89     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................       723     ---         ---        ---         ---

TRUST CONTRACTS
PARKSTONE BOND SUBACCOUNT(3)
  Accumulation unit value:
    Beginning of period............................    $10.90     $10.92     $  9.40     $10.00      ---
    End of period..................................    $11.66     $10.90      $10.92    $  9.40      ---
  Accumulation units outstanding at the end of
    period.........................................    84,703     84,419      55,111      5,230      ---

PARKSTONE MID CAPITALIZATION SUBACCOUNT(2, 3)
  Accumulation unit value:
    Beginning of period............................    $14.46     $12.32     $  9.62     $10.00      ---
    End of period..................................    $16.05     $14.46      $12.32    $  9.62      ---
  Accumulation units outstanding at the end of
    period.........................................    46,087    117,468      42,810      5,247      ---

PARKSTONE INTERNATIONAL DISCOVERY SUBACCOUNT(3)
  Accumulation unit value:
    Beginning of period............................    $12.11     $10.47     $  9.61     $10.00      ---
    End of period..................................    $12.17     $12.11      $10.47    $  9.61      ---
  Accumulation units outstanding at the end of
    period.........................................    29,672     79,831      17,264      9,622      ---

PARKSTONE SMALL CAPITALIZATION SUBACCOUNT(3)
  Accumulation unit value:
    Beginning of period............................    $20.21     $15.57      $11.55     $10.00      ---
    End of period..................................    $18.85     $20.21      $15.57     $11.55      ---
  Accumulation units outstanding at the end of
    period.........................................    25,898     74,886      24,824      5,066      ---

COLONIAL U.S. STOCK SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $ 9.92     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---        ----

COLONIAL STRATEGIC INCOME SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.10     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---         ---

NEWPORT TIGER SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $ 9.04     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---         ---

SBL MONEY MARKET SUBACCOUNT(1, 4)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.03     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---         ---

LEXINGTON GLOBAL AGGRESSIVE BOND SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.04     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---         ---

T. ROWE PRICE EQUITY INCOME SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $10.07     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................     1,574     ---         ---        ---         ---

SBL SOCIAL AWARENESS SUBACCOUNT(1)
  Accumulation unit value:
    Beginning of period............................    $10.00     ---         ---        ---         ---
    End of period..................................    $ 9.90     ---         ---        ---         ---
  Accumulation units outstanding at the end of
    period.........................................         0     ---         ---        ---         ---

1. Colonial U.S. Stock Subaccount, Colonial Strategic Income Subaccount, Newport Tiger Subaccount, SBL Money Market Subaccount, Lexington Global Aggressive Bond Subaccount, T. Rowe Price Equity Income Subaccount and SBL Social Awareness Subaccount were not made available under the Contract until November 30, 1997.

2. Prior to November 30, 1997, the Mid Capitalization Subaccount was designated the Equity Subaccount.

3. The International Discovery Subaccount under the Trust Contracts did not begin operations until May 17, 1994; the Bond, Mid Capitalization and Small Capitalization Subaccounts under the Trust Contracts did not begin operations until August 18, 1994.

4. Effective March 6, 1998, shares of SBL Money Market Subaccount (Series C) were substituted for shares of Parkstone Prime
    Obligations Subaccount.

INFORMATION ABOUT SECURITY BENEFIT,
THE SEPARATE ACCOUNT, AND THE MUTUAL
FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

    Security Benefit is a mutual life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

    Security Benefit offers variable life insurance policies and variable annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 1997, Security Benefit had total assets of approximately $6.8 billion. Together with its subsidiaries, Security Benefit has total funds under management of over $7.5 billion.

    The Board of Directors of Security Benefit has approved a Plan of Conversion ("Plan") under which Security Benefit would convert from a mutual life insurance company to a stock life insurance company ultimately controlled by a newly-formed mutual holding company to be named Security Benefit Mutual Holding Company. Under the Plan, membership interests of current Security Benefit policyholders would become membership interests in Security Benefit Mutual Holding Company upon conversion. After the conversion, persons who acquire policies from Security Benefit would automatically be members in the mutual holding company. The conversion will not increase premiums or reduce policy benefits, values, guarantees or other policy obligations to policyholders. The Plan is subject to approval by the Insurance Commissioner of the State of Kansas and Security Benefit policyholders, among other approvals and conditions. If the necessary approvals are obtained and conditions met, the conversion could occur in the second quarter of 1998.

    The Principal Underwriter for the Contracts is Security Distributors, Inc. ("SDI"), 700 SW Harrison Street, Topeka, Kansas 66636-0001. SDI is registered as a broker/dealer with the SEC and is a wholly-owned subsidiary of Security Benefit Group, Inc., a financial services holding company wholly owned by Security Benefit.

YEAR 2000 COMPLIANCE

    Like other insurance companies,  as
well as other financial and business organizations around the world, Security Benefit could be adversely affected if the computer systems used by Security Benefit in performing its administrative functions do not properly process and calculate date-related information and data before, during and after January 1, 2000. Some computer software and hardware systems currently cannot distinguish between the year 2000 and the year 1900 or some other date because of the way date fields were encoded. This is commonly known as the "Year 2000 Problem." If not addressed, the Year 2000 Problem could impact (i) the administrative services provided by Security Benefit with respect to the Contract, and (ii) the management services provided to the Funds by the Investment Advisers, as well as transfer agency, accounting, custody, distribution and other services provided to the Funds.

    Security Benefit has adopted a plan to be "Year 2000 Compliant" with respect to both its internally built systems as well as systems provided by external vendors. "Year 2000 Compliant" means that systems and programs which require modification will have the date fields expanded to include the century information and that for interfaces to external organizations as well as new systems development, the year portion of the date field will be expanded to four digits using the format YYYYMMDD. Security Benefit's overall approach to addressing the Year 2000 issue is as follows: (1) to inventory its internal and external hardware, software, telecommunications and data transmissions to customers and conduct a risk assessment with respect to the impact that a failure on any such system would have on its business operations; (2) to modify or replace its internal systems and obtain vendor certifications of Year 2000 compliance for systems provided by vendors or replace such systems that are not Year 2000 Compliant; and (3) to implement and test its systems for Year 2000 compliance. Security Benefit has completed the inventory of its internal and external systems and has made substantial progress toward completing the modification/replacement of its internal systems as well as towards obtaining Year 2000 Compliant certifications from its external vendors. Overall systems testing is scheduled to commence in December 1998 and extend into the first six months of 1999.

    Although Security Benefit has taken steps to ensure that its systems will function properly before, during and after the Year 2000, its key operating systems and information sources are provided by or through external vendors which creates uncertainty to the extent Security Benefit is relying on the assurance of such vendors as to whether its systems will be Year 2000 Compliant. The costs or consequences of incomplete or untimely resolution of the Year 2000 issue are unknown to Security Benefit at this time but could have a material adverse impact on the operations of the Separate Account and administration of the Contract.

   The Year 2000 Problem is also expected to impact companies, which may include issuers of portfolio securities held by the Funds, to varying degrees based upon various factors, including, but not limited to, the company's industry sector and degree of technological sophistication. Security Benefit is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Funds.

SEPARATE ACCOUNT

    The Separate Account was established by Security Benefit on February 22, 1993, under procedures established under Kansas law. The income, gains, or losses of the Separate Account are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of Security Benefit. Assets in the Separate Account attributable to the reserves and other liabilities under the Contracts are not chargeable with liabilities arising from any other business that Security Benefit conducts. Security Benefit owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contracts. Security Benefit may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contracts are general corporate obligations of Security Benefit. Security Benefit may invest its own assets in the Separate Account for other purposes, but not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

    The Separate Account is currently divided into eleven Subaccounts. Each Subaccount invests exclusively in shares of a specific Series of one of the Mutual Funds. Security Benefit may in the future establish additional Subaccounts of the Separate Account, which may invest in other Series of the Mutual Funds or in other securities, mutual funds, or investment vehicles.

    The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of Security Benefit.

THE MUTUAL FUNDS

    Each of the Parkstone Advantage Fund, Liberty Variable Investment Trust, and SBL Fund is a diversified, open-end management investment company of the series type. Each Mutual Fund is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policies of the Mutual Funds. Each Subaccount invests in a corresponding Series of the Mutual Funds, each of which has different investment objectives and policies. Each Series is listed under its respective Mutual Fund below.

PARKSTONE ADVANTAGE FUND

    Parkstone Bond Fund
    Parkstone Mid  Capitalization  Fund (formerly Equity)
    Parkstone Small Capitalization Fund
    Parkstone  International  Discovery Fund

LIBERTY VARIABLE INVESTMENT TRUST

    Colonial U.S. Stock Fund,  Variable Series
    Colonial   Strategic  Income  Fund, Variable Series
    Newport Tiger Fund, Variable Series

SBL FUND

    Money Market Series (Series C)
    Global Aggressive Bond Series (Series K)
    Equity Income Series (Series O)
    Social Awareness Series (Series S)

    A summary of the investment objective of each Series of the Mutual Funds is described below. There can be no assurance that any Series will achieve its objective. More detailed information is contained in the accompanying prospectuses of the Mutual Funds, including information on the risks associated with the investments and investment techniques of each Series.

THE MUTUAL FUND PROSPECTUSES  ACCOMPANY
THIS  PROSPECTUS  AND  SHOULD  BE  READ
CAREFULLY BEFORE INVESTING.

PARKSTONE BOND FUND

    The investment objective of the Bond Fund is to seek current income as well as preservation of capital. The Bond Fund seeks this objective by investing in a portfolio of high and medium quality fixed income securities.

PARKSTONE MID CAPITALIZATION FUND

    The investment objective of the Mid Capitalization Fund (formerly known as the Equity Fund) is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal market conditions, the Mid Capitalization Fund will invest at least 65 percent of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by its investment adviser to have a market capitalization of between $1 and $5 billion.

PARKSTONE INTERNATIONAL DISCOVERY FUND

    The investment objective of the International Discovery Fund is to seek long-term growth of capital. The International Discovery Fund seeks to achieve this objective primarily through investment in an internationally diversified portfolio of equity securities.

PARKSTONE SMALL CAPITALIZATION FUND

    The investment objective of the Small Capitalization Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks of small- to medium-sized companies. Under normal market conditions, the Small Capitalization Fund will invest at least 65 percent of the value of its total assets in common stocks and securities convertible into common stocks of companies believed by its investment adviser to have a market capitalization of less than $1 billion.

COLONIAL U.S. STOCK FUND, VARIABLE SERIES

    The investment objective of the Colonial U.S. Stock Fund is to seek long-term growth by investing primarily in large capitalization equity securities. The Fund normally invests at least 65 percent of its total assets in the common stock of U.S. companies with an equity market capitalization at the time of purchase in excess of $3 billion.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES

    The investment objective of the Colonial Strategic Income Fund is to seek a high level of current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government securities and high yield, high risk corporate debt securities.

NEWPORT TIGER FUND, VARIABLE SERIES

    The investment objective of the Newport Tiger Fund is to seek long-term capital growth. The Fund invests primarily in equity securities of companies located in the nine Tigers of East Asia (Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, China and the Philippines).

MONEY MARKET SERIES (SERIES C)

    The investment objective of the Money Market Series is to provide as high a level of current income as is consistent with preserving capital. The Series invests in high quality money market instruments with maturities of not longer than 13 months.

GLOBAL  AGGRESSIVE  BOND SERIES (SERIES K)

    The investment objective of Global Aggressive Bond Series is to seek high current income and, as a secondary objective, capital appreciation by investing in a combination of foreign and domestic high yield, lower rated debt securities (commonly referred to as "junk bonds").

EQUITY INCOME SERIES (SERIES O)

    The investment objective of Equity Income Series is to seek to provide substantial dividend income and also capital appreciation by investing primarily in dividend-paying common stocks of established companies.

SOCIAL AWARENESS SERIES (SERIES S)

    The investment objective of Social Awareness Series is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Series.

THE INVESTMENT ADVISERS

    First of America Investment Corporation ("First of America"), 303 North Rose Street, Suite 500, Kalamazoo, Michigan 49007, serves as Investment Adviser of the Parkstone Advantage Fund. First of America is responsible for the day-to-day decisions to buy and sell securities for the Series of Parkstone Advantage Fund, except the International Discovery Fund. For the International Discovery Fund, First of America has entered into a subinvestment advisory agreement with Gulfstream Global Investors, Ltd., 300 Crescent Court, Suite 1605, Dallas, Texas 75201 ("Gulfstream") to serve as Sub-Adviser. First of America holds a 72 percent interest in Gulfstream.

    Liberty Advisory Services Corp. ("Liberty"), 125 High Street, Boston, Massachusetts 02110, serves as investment adviser of the Liberty Variable Investment Trust. Liberty has engaged Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts 02111 to serve as sub-adviser to the Colonial U.S. Stock and Colonial Strategic Income Funds, and Newport Fund Management, Inc. ("Newport"), 580 California Street, Suite 1960, San Francisco, California 94104 to serve as sub-adviser to the Newport Tiger Fund. Colonial and Newport, respectively, are responsible for the day-to-day decisions to buy and sell securities for the Colonial U.S. Stock and Colonial Strategic Income Funds and Newport Tiger Fund.

    Security Management Company, LLC ("SMC"), 700 SW Harrison Street, Topeka, Kansas 66636-0001, a wholly-owned subsidiary of Security Benefit, serves as investment adviser of the SBL Fund. SMC is responsible for the day-to-day decisions to buy and sell securities for the Money Market Series and Social Awareness Series. SMC has engaged Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663 to serve as sub-adviser to the Global Aggressive Bond Series and Lexington has entered into a sub-advisory agreement with MFR Advisors, Inc., One Liberty Plaza, New York, New York 10006 to provide investment and economic research services to the Series. Lexington is responsible for the day-to-day decisions to buy and sell securities for the Global Aggressive Bond Series. SMC has engaged T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202 to serve as sub-adviser of the Equity Income Series, and T. Rowe Price is responsible for the day-to-day decisions to buy and sell securities for the Equity Income Series.

THE CONTRACT

GENERAL

    The Contract offered by this Prospectus is an individual flexible purchase payment deferred variable annuity that is issued by Security Benefit. To the extent that all or a portion of purchase payments are allocated to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than Security Benefit. Upon the maturity of a Contract, the Contract provides several Annuity Options on a variable basis, a fixed basis or both, under which Security Benefit will pay periodic annuity payments beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which purchase payments have been allocated.

    The Contract is available for purchase as a non-tax qualified retirement plan ("Non-Qualified Plan") by an individual. The Contract is also eligible for use in connection with certain tax qualified retirement plans that meet the requirements of Section 401, 403(b), 408, or 457 of the Internal Revenue Code ("Qualified Plan"). Certain federal tax advantages are currently available to retirement plans that qualify as (1) self-employed individuals' retirement plans under Section 401, such as HR-10 and Keogh plans, (2) pension or profit-sharing plans established by an employer for the benefit of its employees under Section 401, (3) individual retirement accounts or annuities, including those established by an employer as a simplified employee pension plan, under Section 408, (4) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b) or (5) deferred compensation plans for employees established by a unit of a state or local government or by a tax-exempt organization under Section 457. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

APPLICATION FOR A CONTRACT

    Any person wishing to purchase a Contract may submit an application and an initial purchase payment to Security Benefit, as well as any other form or information that Security Benefit may require. Security Benefit reserves the right to reject an application or purchase payment for any reason, subject to Security Benefit's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

    The maximum age of an Owner for which a Contract will be issued is 90 (in Florida, 75). If there are Joint Owners, the maximum issue age will be determined by reference to the older
Owner.

PURCHASE PAYMENTS

    The minimum initial purchase payment for the purchase of an Individual Contract is $5,000 ($50 if made pursuant to an Automatic Investment Program) in connection with a Non-Qualified Plan or $2,000 ($50 if made pursuant to an Automatic Investment Program) in connection with a Qualified Plan and for the purchase of a Trust Contract is $50,000. Thereafter, the Contractowner may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment for an Individual Contract is $2,000 ($50 if made pursuant to an Automatic Investment Program) for both Non-Qualified and Qualified Plans or $5,000 for a Trust Contract. Security Benefit may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. Any purchase payment exceeding $1 million will not be accepted without prior approval of Security Benefit.

    An initial purchase payment will be applied not later than the end of the second Valuation Date after the Valuation Date it is received by Security Benefit at its Home Office if the purchase payment is preceded or accompanied by an application that contains sufficient information necessary to establish an account and properly credit such purchase payment. The application form will be provided by Security Benefit. If Security Benefit does not receive a complete application, Security Benefit will notify the applicant that Security Benefit does not have the necessary information to issue a Contract. If the necessary information is not provided to Security Benefit within five Valuation Dates after the Valuation Date on which Security Benefit first receives the initial purchase payment or if Security Benefit determines it cannot otherwise issue the Contract, Security Benefit will return the initial purchase payment to the applicant unless the applicant consents to Security Benefit retaining the purchase payment until the application is made complete.

    Subsequent purchase payments will be credited as of the end of the Valuation Period in which they are received by Security Benefit at its Home Office. Purchase payments after the initial purchase payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program.

ALLOCATION OF PURCHASE PAYMENTS

    In an application for a Contract, the Contractowner selects the Subaccounts or the Fixed Account to which purchase payments will be allocated. Purchase payments will be allocated according to the Contractowner's instructions specifying the dollar amount or whole percentage to be allocated, contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than $25 per payment being allocated to any one Subaccount or the Fixed Account. Available allocation alternatives include the eleven Subaccounts and the Fixed Account.

    A Contractowner may change the purchase payment allocation instructions by submitting a proper written request to Security Benefit's Home Office. A proper change in allocation instructions will be effective upon receipt by Security Benefit at its Home Office and will continue in effect until subsequently changed. Changes in purchase payment allocation instructions may be made by telephone provided the Telephone Transfer section of the application or an Authorization for Telephone Transfers form is properly completed, signed, and filed at Security Benefit's Home Office. Changes in the allocation of future purchase payments have no effect on existing Contract Value. Such Contract Value, however, may be transferred among the Subaccounts of the Separate Account and the Fixed Account in the manner described in "Transfers of Contract Value".

DOLLAR COST AVERAGING OPTION

    Security Benefit currently offers an option under which Contractowners may dollar cost average their allocations in the Subaccounts under the Contract by authorizing Security Benefit to make periodic allocations of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the allocation of Contract Value to one or more Subaccounts, and these amounts will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Since the value of Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the Accumulation Unit value is low and a lesser number of units when the Accumulation Unit value is high. Dollar cost averaging does not guarantee profits, nor does it assure that a Contractowner will not have losses.

    A Dollar Cost Averaging Request form is available upon request. On the form, the Contractowner must designate whether transfers are to be made on the basis of a specific dollar amount, earnings only, or over a fixed period, the Subaccount or Subaccounts to which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time.

    To elect the Dollar Cost Averaging Option, the Owner's Contract Value must be at least $10,000. The Dollar Cost Averaging Request form will not be considered complete until the Owner's Contract Value is at least $10,000. After Security Benefit has received a Dollar Cost Averaging Request in proper form at its Home Office, Security Benefit will transfer Contract Value in amounts designated by the Contractowner from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts chosen by the Contractowner. The minimum amount that may be transferred to any one Subaccount is $25. Each transfer will be effected on the monthly or quarterly anniversary, whichever corresponds to the period selected by the Contractowner, of the date of receipt at Security Benefit's Home Office of a Dollar Cost Averaging Request in proper form, until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not currently subject to any transfer charges that are imposed by Security Benefit on transfers, and such transfers are not included in the twelve transfers per Contract Year that are allowed free of charge as discussed below.

    A Contractowner may instruct Security Benefit at any time to terminate the option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless the Contractowner instructs otherwise. If a Contractowner wishes to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging Request must be completed and sent to Security Benefit's Home Office and the Contract must meet the $10,000 minimum amount of Contract Value at that time. Security Benefit may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time.

    Contract Value may also be dollar cost averaged to or from the Fixed Account, provided that transfers from the Fixed Account do not violate the restrictions on transfers as described in "The Fixed Account" and "Loans".

ASSET REBALANCING OPTION

    Security Benefit currently offers an option under which Contractowners authorize Security Benefit to automatically transfer their Contract Value each quarter to maintain a particular percentage allocation among the Subaccounts as selected by the Contractowner. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Contract Value in the Subaccounts each quarter to the allocation selected by the Contractowner. Asset Rebalancing is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help a Contractowner buy low and sell high. This investment method does not guarantee profits, nor does it assure that a Contractowner will not have losses.

    To elect the Asset Rebalancing Option, the Contract Value in the Contract must be at least $10,000 and an Asset Rebalancing Request in proper form must be received by Security Benefit at its Home Office. An Asset Rebalancing Request form is available upon request. On the form, the Contractowner must indicate the applicable Subaccounts and the percentage of Contract Value to be reallocated on a quarterly basis to each Subaccount ("Asset Rebalancing Program"). If the Asset Rebalancing Option is elected, all Contract Value invested in the Subaccounts must be included in the Asset Rebalancing Program.

    This option will result in the transfer of Contract Value to one or more of the Subaccounts on the date of Security Benefit's receipt of the Asset Rebalancing Request in proper form and each quarterly anniversary of that date thereafter. The amounts transferred will be credited at the Accumulation Unit value as of the end of the Valuation Dates on which the transfers are effected. Amounts periodically transferred under this option are not currently subject to any transfer charges that are imposed by Security Benefit on transfers, and such transfers are not included in the twelve transfers per Contract Year that are allowed free of charge as discussed below.

    A Contractowner may instruct Security Benefit at any time to terminate this option by written request to Security Benefit's Home Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless the Contractowner instructs otherwise. If a Contractowner wishes to continue Asset Rebalancing after it has been canceled, a new Asset Rebalancing Request form must be completed and sent to Security Benefit's Home Office and the Contract Value at the time the request is made must be at least $10,000. Security Benefit may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Rebalancing Option at any time.

    Contract Value invested in the Fixed Account may be included in the Asset Rebalancing Program, provided that transfers from the Fixed Account do not violate the restrictions on transfers from the Fixed Account as described in "The Fixed Account" and "Loans".

TRANSFERS OF CONTRACT VALUE

    During the Accumulation Period, Contract Value may be transferred among the Subaccounts by the Contractowner upon proper written request to Security Benefit's Home Office. Transfers (other than transfers in connection with the Dollar Cost Averaging or Asset Rebalancing Options) may be made by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form has been properly completed, signed and filed at Security Benefit's Home Office. The first twelve transfers in any Contract Year are without charge; for any additional transfers in a Contract Year, a charge of $25 is imposed. The charge will be deducted from the Contract Value being transferred. The minimum transfer amount is $500 ($25 under the Dollar Cost Averaging and Asset Rebalancing Options), or the amount remaining in a given Subaccount.

    Contract Value may also be transferred from the Subaccounts to the Fixed Account; however, transfers from the Fixed Account to the Subaccounts are restricted as described in "The Fixed Account" and "Loans".

    Security Benefit reserves the right at a future date to limit the number of transfers to twelve, the size of transfers, and to suspend transfers. It also reserves the right to discontinue telephone transfers.

CONTRACT VALUE

    The Contract Value is the sum of the amounts under the Contract held in each Subaccount of the Separate Account and in the Fixed Account. On each Valuation Date, the portion of the Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Contract Value," below. No minimum amount of Contract Value is guaranteed. A Contractowner bears the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.

DETERMINATION OF CONTRACT VALUE

    The  Contract  Value will vary to a
degree that depends upon several factors, including investment performance of the Subaccounts to which Contract Value has been allocated, payment of purchase payments, the amount of any outstanding Contract Debt, partial withdrawals, and the charges assessed in connection with the Contract. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Series of the Mutual Funds. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Series and any dividends or distributions declared by the Series. Any dividends or distributions from any Series will be automatically reinvested in shares of the same Series, unless Security Benefit, on behalf of the Separate Account, elects otherwise.

    Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When a Contractowner allocates purchase payments to a Subaccount, the Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the Accumulation Unit value for the Subaccount at the end of the Valuation Period in which the purchase payment is credited. In addition, other transactions including loans, full or partial withdrawals, transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the unit value of the affected Subaccount. The Accumulation Unit value of each Subaccount is determined on each Valuation Date. The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

    The Accumulation Unit value of each Subaccount initially was $10. The unit value of a Subaccount on any Valuation Date is calculated by dividing the value of each Subaccount's net assets by the number of Accumulation Units credited to the Subaccount on that date. Determination of the value of the net assets of a Subaccount takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Series of the Mutual Funds, (2) any dividends or distributions paid by the corresponding Series, (3) the charges, if any, that may be assessed by Security Benefit for taxes attributable to the operation of the Subaccount,
(4) the mortality and expense risk charge under the Contract, and (5) the administrative charge under the Contract.

FULL AND PARTIAL WITHDRAWALS

    A Contractowner may obtain proceeds from a Contract by surrendering the Contract for its Full Withdrawal Value or by making a partial withdrawal. A full or partial withdrawal, including a systematic withdrawal, may be taken from the Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to the limitations under the applicable plan for Qualified Plans and applicable law. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by Security Benefit at its Home Office. A proper written request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

    The proceeds received upon a full withdrawal will be the Contract's Full Withdrawal Value. The Full Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which a proper withdrawal request is received by Security Benefit at its Home Office, less any applicable contingent deferred sales charge, any premium taxes, and any outstanding Contract Debt. A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by Security Benefit in accordance with the amount specified in the partial withdrawal request. Upon payment, the Contract Value will be reduced by an amount equal to the payment and any applicable contingent deferred sales charge, and any applicable premium tax. If a partial withdrawal is requested that would leave the Full Withdrawal Value in the Contract less than $2,000, then Security Benefit reserves the right to treat the partial withdrawal as a request for a full withdrawal.

    The amount of a partial withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account, according to the Contractowner's instructions to Security Benefit. If a Contractowner does not specify the allocation, the withdrawal will be allocated from the Contract Value in the Subaccounts and the Fixed Account in the following order: SBL Money Market Subaccount, Parkstone Bond Subaccount, Colonial U.S. Stock Subaccount, T. Rowe Price Equity Income Subaccount, SBL Social Awareness Subaccount, Parkstone Mid Capitalization Subaccount, Colonial Strategic Income Subaccount, Parkstone Small Capitalization Subaccount, Lexington Global Aggressive Bond Subaccount, Parkstone International Discovery Subaccount and Newport Tiger Subaccount and then the Fixed Account. The value of each account will be depleted before the next account is charged. A full or partial withdrawal from an Individual Contract, including a systematic withdrawal, may result in the deduction of a contingent deferred sales charge. See "Contingent Deferred Sales Charge".

    A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse Security Benefit for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge".

    A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, in some instances, in a penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 401(a), 403(b), 408 or 457 of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans" and "Restrictions on Withdrawals from 403(b) Programs". The tax consequences of a withdrawal under the Contract should be carefully considered, including the 10 percent penalty tax that may be imposed on withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59 1/2. See "Federal Tax Matters".

SYSTEMATIC WITHDRAWALS

    Security Benefit currently offers a feature under which systematic withdrawals may be elected. Under this feature, a Contractowner may elect to receive systematic withdrawals before the Annuity Start Date by sending a properly completed Systematic Withdrawal Request form to Security Benefit at its Home Office. A Contractowner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a specified dollar amount, as all earnings in the Contract, over a fixed period of time, or as based upon the life expectancy of the Owner or the Owner and a beneficiary, and the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannually or annually. Systematic withdrawals may be stopped or modified upon proper written request by the Contractowner received by Security Benefit at its Home Office at least 30 days in advance. A proper request must include the written consent of any effective assignee or irrevocable Beneficiary, if applicable.

    Each systematic withdrawal must be at least $50. Upon payment, the Contractowner's Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable contingent deferred sales charge and any applicable premium tax. Systematic withdrawals may be made without the imposition of a contingent deferred sales charge to the extent that the total amount of such withdrawals during any Contract Year does not exceed 10 percent of the Contract Value, less any Contract Debt, on the date of the first such withdrawal in that Contract Year. Systematic withdrawals in excess of this amount will be subject to the contingent deferred sales charge. Systematic withdrawals without the imposition of a contingent deferred sales charge are not available in any Contract Year in which the Free Withdrawal Privilege, discussed below, is exercised. Any systematic withdrawal that equals or exceeds the Full Withdrawal Value will be treated as a full withdrawal. In no event will payment of a systematic withdrawal exceed the Full Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Full Withdrawal Value to equal zero.

    Each systematic withdrawal will be effected as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated from the Contractowner's Contract Value in the Subaccounts and the Fixed Account, as directed by the Contractowner.

    Security Benefit may, at any time, change the minimum amount for any systematic withdrawals, impose or increase minimum remaining balances, limit the number and frequency of requests for modifying systematic withdrawals and impose a charge on systematic withdrawals.

FREE-LOOK RIGHT

    An Owner may return a Contract to Security Benefit within the Free-Look Period, which is generally a ten-day period beginning when the Owner receives the Contract. The returned Contract will then be deemed void and Security Benefit will refund any purchase payments allocated to the Fixed Account plus the Contract Value in the Subaccounts plus any charges deducted from the Subaccounts and premium taxes, if any. Security Benefit will refund purchase payments allocated to the Subaccounts rather than Contract Value in those states that require it to do so.

DEATH BENEFIT

    If the Owner dies during the Accumulation Period, Security Benefit will pay the death benefit proceeds to the Designated Beneficiary upon receipt, within six months of the date of the Owner's death, of due proof of death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be payable upon receipt of due proof of death of either Owner during the Accumulation Period and instructions regarding payment. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant during the Accumulation Period and instructions regarding payment. If the death of the Owner occurs on or after the Annuity Start Date, no death benefit proceeds will be payable under the Contract, except that any guaranteed payments remaining unpaid will continue to be paid to the Annuitant pursuant to the Annuity Option in force at the date of death.

    If the age of each Owner was 75 or younger on the date the Contract was issued, the death benefit will be the greater of (a) the aggregate purchase payments, less any reductions caused by previous withdrawals and any premium tax, (b) the Contract Value on the date due proof of death is received by Security Benefit at its Home Office, less any premium tax, or (c) the stepped-up death benefit. The stepped-up death benefit is: (a) the largest death benefit on any Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus (b) any purchase payments made since the applicable fifth Contract anniversary, and (c) less any reductions caused by withdrawals since the applicable fifth Contract anniversary and less premium taxes.

    If the age of any Owner was 76 or greater on the date the Contract was issued, or if due proof of death and instructions regarding payment are not received by Security Benefit at its Home Office within six months of the date of the Owner's death, the death benefit will be the Full Withdrawal Value. In Florida, the Contract is not available for issue if any Owner would be 76 or greater on the date of issue.

    The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options.

    For Contracts issued in connection with Non-Qualified Plans, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may continue this Contract in force until the earliest of the spouse's death or the Annuity Start Date. For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner, or if the Designated Beneficiary is a natural person, that person can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

    For Contracts issued in connection with Qualified Plans, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

    If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death or if a new Annuitant is not named, Security Benefit will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

CHARGES AND DEDUCTIONS

CONTINGENT DEFERRED SALES CHARGE

    Security Benefit does not make any deduction for sales charges from purchase payments paid for an Individual Contract before allocating them to a Contractowner's Contract Value. However, except as set forth below, a contingent deferred sales charge (which may also be referred to as a withdrawal charge), may be assessed by Security Benefit on a full or partial withdrawal, including systematic withdrawals, from an Individual Contract, to the extent the amount withdrawn is attributable to purchase payments made. The amount of the withdrawal charge depends upon the amount of time such withdrawal amounts have been held under the Individual Contract. A withdrawal charge will not be assessed upon the FIRST withdrawal in a Contract Year of up to 10 percent of the Contract Value as of the date of the withdrawal (the "Free Withdrawal Amount"). If a full or partial withdrawal in excess of the Free Withdrawal Amount is made, a withdrawal charge may be assessed on the amount withdrawn in excess of the Free Withdrawal Amount to the extent the amount withdrawn is attributable to purchase payments. If a second or subsequent withdrawal, including a systematic withdrawal, is made in the same Contract Year, any withdrawal charge will be assessed on purchase payments withdrawn.

    For purposes of the charge, a withdrawal will be attributed first to purchase payments in the order they were received by Security Benefit and then will be attributed to earnings, even if the Contractowner elects to redeem amounts allocated to an Account (including the Fixed Account) other than an Account to which purchase payments were allocated. The amount of the charge will depend upon the number of years that the purchase payments to which the withdrawal is attributed have remained credited under the Contract, as follows:

                                     For Contracts
                                    Issued Prior to
Age of Purchase      ithdrawal     December 1, 1997
Payment in Years    W Charge       Withdrawal Charge
-----------------   ------------   ------------------

       1                7%                5%
       2                6%                5%
       3                5%                5%
       4                4%                5%
       5                3%                4%
       6                2%                3%
       7                1%                2%
       8                0%                0%

    For purposes of determining the age of the purchase payment, the purchase payment is considered age 1 in the year beginning on the date the purchase payment is received by Security Benefit and increases in age each year thereafter. In no event will the amount of any withdrawal charge, when added to any such charge previously assessed against any amount withdrawn from the Contract, exceed 7 percent (for Contracts issued prior to December 1, 1997, 5 percent) of the purchase payments paid under a Contract. In addition, no charge will be imposed (1) upon payment of death benefit proceeds under the Contract (except Contracts for which the issue age of any Owner is older than age 75 or for which due proof of death and instructions regarding payment are not received within six months of the date of death), (2) upon total and permanent disability prior to age 65, or (3) upon withdrawals that qualify for the hospital/nursing home waiver described below. In addition, systematic withdrawals from the Contracts may be made without the imposition of the withdrawal charge, to the extent that the total amount of such systematic withdrawals during any Contract Year does not exceed the Free Withdrawal Amount. If a partial withdrawal and a systematic withdrawal are taken in the same Contract Year, the Free Withdrawal Privilege will apply to the partial withdrawal only if it occurs earlier than the first systematic withdrawal in that Contract Year. The withdrawal charge will be assessed against the Subaccounts and Fixed Account in the same proportion as the withdrawal proceeds are allocated.

    The contingent deferred sales charge will be used to recover certain expenses relating to sales of the Contracts, including commissions and other promotional costs. The amount derived by Security Benefit from the contingent deferred sales charge is not expected to be sufficient to cover the promotional expenses in connection with the Contracts. To the extent that all promotional expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risks.

    Security Benefit does not make any deduction for sales charges from purchase payments paid for a Trust Contract before allocating them under such a Contract, and no contingent deferred sales charge is assessed by Security Benefit on a full or partial withdrawal from a Trust Contract.

HOSPITAL/NURSING HOME WAIVER

    Security Benefit will waive the withdrawal charge on any full or partial withdrawal upon the Contractowner's request for such a waiver, provided that the
Contractowner: (1) has been confined to a "hospital" or "qualified skilled nursing facility" for at least 30 consecutive days prior to the date of the withdrawal; (2) is so confined when Security Benefit receives the withdrawal request; and (3) became so confined after the date the Contract was issued. (See "Definitions"). Any request for the hospital/nursing home waiver must be accompanied by a properly completed claim form which may be obtained from Security Benefit and a written physician's statement acceptable to Security Benefit certifying that such confinement is a medical necessity and is due to illness or infirmity. Security Benefit reserves the right to have the Contractowner examined by a physician of Security Benefit's choice and at Security Benefit's expense to determine if the Contractowner is eligible for the hospital/nursing home waiver. The hospital/nursing home waiver is not available in certain states pending department of insurance approval. If the waiver is later approved by the insurance department of a state, Security Benefit intends to make the waiver available to all Contractowners in that state at that time, but there can be no assurance that the waiver will be approved. Prospective Contractowners should contact their agent concerning availability of the waiver in their state.

MORTALITY AND EXPENSE RISK CHARGE

    Security Benefit deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by Security Benefit under the Contracts. The charge under the Individual Contracts is equal to an annual rate of 1.25 percent (1.2 percent during Annuity Options 1 through 4, 7 and 8) of each Subaccount's average daily net assets that fund the Individual Contracts. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Individual Contracts and in operating the Subaccounts.

    The mortality and expense risk charge under the Trust Contracts is equal to an annual rate of .65 percent of each Subaccount's average daily net assets that fund the Trust Contracts. This amount is intended to compensate Security Benefit for certain mortality and expense risks Security Benefit assumes in offering and administering the Trust Contracts and in operating the Separate Account.

    The expense risk is the risk that Security Benefit's actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by Security Benefit is the risk that Annuitants, as a group, will live longer than Security Benefit's actuarial tables predict. In this event, Security Benefit guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. Security Benefit also assumes a mortality risk in connection with the death benefit under the Contract.

    Security Benefit may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but Security Benefit may realize a loss to the extent the charge is not sufficient. Security Benefit may use any profit derived from this charge for any lawful purpose, including any promotional expenses not covered by the contingent deferred sales charge.

ADMINISTRATIVE CHARGE

    Security Benefit deducts a daily administrative charge equal to an annual rate of .15 percent (0 percent during Annuity Options 1 through 4, 7 and 8) of each Subaccount's average daily net assets that fund the Individual Contracts. For the Trust Contracts, the charge is equal to an annual rate of .05 percent of each Subaccount's average daily net assets that fund the Trust Contracts. The purpose of this charge is to reimburse Security Benefit for the expenses associated with administration of the Contracts and operation of the Subaccounts. Security Benefit does not expect to profit from this charge.

PREMIUM TAX CHARGE

    Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and Security Benefit's status in a particular state. Security Benefit assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted upon annuitization, upon full or partial withdrawal, or upon payment of the death benefit, if premium taxes are incurred at that time and are not refundable. Security Benefit reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0 percent to 3.5 percent, but are subject to change by governmental entities.

OTHER CHARGES

    Security Benefit may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by Security Benefit that are attributable to operation of the Separate Account or the Subaccounts, or to the operations of Security Benefit with respect to the Contracts, or that are attributable to payment of premiums or acquisition costs under the Contracts. No such charge is currently assessed. See "Tax Status of Security Benefit and the Separate Account" and "Charge for Security Benefit Taxes".

VARIATIONS IN CHARGES

    Security Benefit may reduce or waive the amount of the contingent deferred sales charge and administrative charge for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial purchase payment, the amounts of projected purchase payments, or that the Contract is sold in connection with a group or sponsored arrangement. Security Benefit also may reduce or waive the contingent deferred sales charge and administrative charge on Contracts sold to the directors or employees (and certain members of their families) of Security Benefit, First of America, or any of their respective affiliates or to trustees of the Mutual Funds. Security Benefit will only reduce or waive such charges and fees where expenses associated with the sale of the Contract or the costs associated with administering and maintaining the Contract are reduced.

GUARANTEE OF CERTAIN CHARGES

    Security Benefit guarantees that the charge for mortality and expense risks will not exceed an annual rate of 1.25 percent under the Individual Contracts and .65 percent under the Trust Contracts, and the administrative charge shall not exceed an annual rate of .15 percent under the Individual Contracts or .05 percent under the Trust Contracts.

MUTUAL FUND EXPENSES

    Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Series of one of the Mutual Funds. Each Series' net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Series. The advisory fees and other expenses are more fully described in the respective Mutual Fund prospectuses.

ANNUITY PERIOD

GENERAL

    The Contractowner selects the Annuity Start Date at the time of application. If one of Annuity Options 1 through 4, 7 or 8 is elected, the Annuity Start Date may not be prior to the third annual Contract anniversary. The Annuity Start Date may not be deferred beyond the later of the Annuitant's 85th birthday or the tenth annual Contract anniversary (in no event later than the Annuitant's 95th birthday), although the terms of a Qualified Plan may require annuitization at an earlier age. If the Contractowner does not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant's 70th birthday or 10th annual Contract Anniversary. For Contracts issued prior to December 1, 1997, if the Owner does not select an Annuity Start Date, the date will be the Annuitant's 65th birthday. See "Selection of an Option". If there are Joint Annuitants, the birthdate of the older Annuitant will be used to determine the latest Annuity Start Date.

    On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms--either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless the Owner directs otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to the Contractowner's Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, and any outstanding Contract Debt.

    Contracts issued after November 30, 1997, provide for eight optional annuity forms. Contracts issued prior to December 1, 1997 provide for the first six Annuity Options and Security Benefit makes Annuity Options 7 and 8 available under such Contracts. Other Annuity Options may be available upon request at the discretion of Security Benefit. Annuity payments are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 8, the rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. In the case of Options 5 through 7 as described below, age and sex are not considerations. The annuity rates are based upon an assumed interest rate of 3.5 percent, compounded annually. If no Annuity Option has been selected, annuity payments will be made to the Annuitant under an automatic option which shall be an annuity payable during the lifetime of the Annuitant with payments guaranteed to be made for 120 months under Option 2.

    Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant's death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period. The Annuitant's age and sex (unless unisex rates apply) will also affect the level of annuity payments as life expectancy and gender are used to predict the period of time over which payments will be made.

    Annuity payments can be made on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $50. If the frequency of payments selected would result in payments of less than $50, Security Benefit reserves the right to change the frequency.

    An Owner may designate or change an Annuity Start Date, Annuity Option, and Annuitant, provided proper written notice is received by Security Benefit at its Home Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at Security Benefit's Home Office.

    Once annuity payments have commenced under Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot surrender his or her annuity and receive a lump-sum settlement in lieu thereof. Under Annuity Options 5 through 7, full or partial withdrawals may be made after the Annuity Start Date, subject to any applicable withdrawal charge. The Contract contains annuity tables for Annuity Options 1 through 4, 7 and 8 described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the FIRST annuity payment for a variable annuity and each annuity payment for a fixed annuity.

ANNUITY OPTIONS

OPTION 1 - LIFE INCOME

    Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant's death occurred prior to the due date of the second annuity payment, two if death occurred prior to the third annuity payment due date, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 2 - LIFE INCOME WITH GUARANTEED PAYMENTS OF 5, 10, 15 OR 20 YEARS

    Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected, annuity payments will be continued during the remainder of such period to the Designated Beneficiary.

OPTION 3 - LIFE WITH INSTALLMENT REFUND OPTION

    Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.

OPTION 4 - JOINT AND LAST SURVIVOR

    Periodic annuity payments will be made during the lifetime of either Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

OPTION 5 - PAYMENTS FOR A SPECIFIED PERIOD

    Periodic annuity payments will be made for a fixed period, which may be from five to twenty years, as elected, with the guarantee that, if, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The amount of each payment is determined by dividing the amount of Contract Value on the payment date by the number of payments remaining.

OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT

    Periodic payments of the amount elected will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary.

OPTION 7 - PERIOD CERTAIN

    Periodic annuity payments will be made for a stated period which may be 5, 10, 15 or 20 years, as elected. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary. The amount of each FIXED annuity payment is determined by reference to the Annuity Tables in the Contract. The amount of the FIRST VARIABLE annuity payment is also determined by reference to the Annuity Tables. All subsequent payments are determined on the basis of a number of annuity units found by dividing the amount of the first variable annuity payment by the annuity unit value on that date. That number of annuity units is multiplied by the annuity unit value on the date of each subsequent payment to determine the amount of each such payment.

OPTION 8 - JOINT AND CONTINGENT SURVIVOR OPTION

    Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no further payments will be made. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. AS IN THE CASE OF OPTIONS 1 AND 4, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

VALUE OF VARIABLE ANNUITY PAYMENTS:

ASSUMED INTEREST RATE

    The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an "assumed interest rate" of 3.5 percent. If the actual investment performance of the Subaccount selected is such that the net investment return is 3.5 percent per annum, payments under one of those options will remain constant. If the net investment return exceeds 3.5 percent, the payments will increase and if the return is less than 3.5 percent, the payments will decline. Use of a higher assumed interest rate would mean a higher initial payment but a more slowly rising series of subsequent payments in a rising market (or a more rapidly falling series of subsequent payments in a declining market). A lower assumption would have the opposite effect.

SELECTION OF AN OPTION

    Contractowners should carefully review the Annuity Options with their financial or tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. In addition, under Qualified Plans, the period elected for receipt of annuity payments under Annuity Options generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than ten years younger than the Annuitant. For Non-Qualified Plans, SBL does not allow annuity payments to be deferred beyond the later of the Annuitant's 85th birthday or the tenth annual Contract anniversary (but in no event later than the oldest Annuitant's 95th birthday).

THE FIXED ACCOUNT

    Contractowners may allocate all or a portion of their purchase payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of Security Benefit's General Account, which supports Security Benefit's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance as well as the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Security Benefit has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see "The Contract".

    Amounts allocated to the Fixed Account become part of the General Account of Security Benefit, which consists of all assets owned by Security Benefit other than those in the Separate Account and other separate accounts of Security Benefit. Subject to applicable law, Security Benefit has sole discretion over the investment of the assets of its General Account.

INTEREST

    Amounts allocated to the Fixed Account earn interest at a fixed rate or rates that are paid by Security Benefit. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3 percent (3.5 percent for Contracts issued prior to December 1, 1997) which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Fixed Account. In addition, Security Benefit may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. Security Benefit will determine the Current Rate, if any, from time to time, and reserves the right to change such rate at any time.

    Contract Value that was allocated or transferred to the Fixed Account during one month may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account in another month. Therefore, at any given time, various portions of a Contractowner's Contract Value allocated to the Fixed Account may be earning interest at different Current Rates, depending upon the month during which such portions were originally allocated or transferred to the Fixed Account. Security Benefit bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.

    For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, withdrawals, loans, or transfers from the Fixed Account will be deemed to be taken from purchase payments or transfers in the order in which they were credited to the Fixed Account.

DEATH BENEFIT

    The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value in the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts.
See "Death Benefit".

CONTRACT CHARGES

    The contingent deferred sales charge and premium taxes will be the same for Contractowners who allocate purchase payments or transfer Contract Value to the Fixed Account as for those who allocate purchase payments to the Subaccounts. The charges for mortality and expense risks and the administrative charge will not be assessed against the Fixed Account, and any amounts that Security Benefit pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, the investment advisory fees and operating expenses paid by the Mutual Funds will not be paid directly or indirectly by Contractowners to the extent the Contract Value is allocated to the Fixed Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

TRANSFERS AND WITHDRAWALS

    Amounts may be transferred from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. During the Accumulation Period, a Contractowner may transfer from the Fixed Account to the Subaccounts in any Contract Year not more than the greatest of
(1) $5,000, (2) one third of the amount invested in the Fixed Account at the time of the first transfer in the Contract Year, or (3) 120 percent of the amount transferred from the Fixed Account during the previous Contract Year. Security Benefit reserves the right for a period of time to allow transfers from the Fixed Account in amounts that exceed the limits set forth above ("Waiver Period"). In any Contract Year following such a Waiver Period, the total dollar amount that may be transferred from the Fixed Account is the greatest of: (1) above; (2) above; or (3) 120 percent of the lesser of: (i) the dollar amount transferred from the Fixed Account in the previous Contract Year; or (ii) the maximum dollar amount that would have been allowed in the previous Contract year under the transfer provisions above absent the Waiver Period.

    The first twelve transfers in any Contract Year are without charge; for any additional transfers, a charge of $25 is imposed. The minimum transfer amount is $500 or the amount remaining in the Fixed Account. Security Benefit reserves the right to impose limitations on the number, and amount of transfers in the future and the right to suspend transfers.

    The Contractowner may also make full and partial withdrawals to the same extent as a Contractowner who has allocated Contract Value to the Subaccounts. See "Full and Partial Withdrawals". In addition, to the same extent as Contractowners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code may obtain a loan if so permitted under the terms of such plan. See "Loans".

PAYMENTS FROM THE FIXED ACCOUNT

    Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a written request in proper form is received by Security Benefit at its Home Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account. However, payment of any amounts will not be deferred if they are to be used to pay premiums on any policies or contracts issued by Security Benefit.

MORE ABOUT THE CONTRACT

OWNERSHIP

    The Contractowner is the individual named as such in the application or in any later change shown in Security Benefit's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or Security Benefit allows.

    JOINT OWNERS. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner; however, the Designated Beneficiary shall have the right to the death benefit payable upon the death of the Owner during the Accumulation Period. Any Contract transaction requires the signature of all persons named jointly.

DESIGNATION AND CHANGE OF BENEFICIARY

    The Beneficiary is the individual named as such in the application or any later change shown in Security Benefit's records. The Contractowner may change the Beneficiary at any time while the Contract is in force by written request on forms provided by Security Benefit and received by Security Benefit at its Home Office. The change will not be binding on Security Benefit until it is received and recorded at its Home Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by Security Benefit before the change is received and recorded. A Contingent Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.

    Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary.

PARTICIPATING

    The Contract is participating and will share in the surplus earnings of Security Benefit. However, the current dividend scale is zero and Security Benefit does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

    Security Benefit will pay any full or partial withdrawal benefit or death benefit proceeds from Contract Value allocated to the Subaccounts, and will effect a transfer between Subaccounts or from a Subaccount to the Fixed Account within seven days from the Valuation Date a proper request is received at Security Benefit's Home Office. However, Security Benefit can postpone the calculation or payment of such a payment or transfer of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period: (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (b) during which trading on the New York Stock Exchange is restricted as determined by the SEC,
(c) during which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or (d) for such other periods as the SEC may by order permit for the protection of investors.

PROOF OF AGE AND SURVIVAL

    Security Benefit may require proof of age or survival of any person on whose life annuity payments depend.

MISSTATEMENTS

    If the age or sex of an Annuitant or age of an Owner has been misstated, the correct amount paid or payable by Security Benefit under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).

LOANS

    An Owner of a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code may borrow money from Security Benefit using his or her Contract Value as the only security for the loan by submitting a proper written request to Security Benefit. A loan may be taken while the Owner is living and prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum loan that can be taken is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding twelve-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50 percent of the Contract Value or $10,000, whichever is greater. However, an amount may not be borrowed which exceeds the annuity's total value minus the amount needed as security for the loan as described below. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since Security Benefit has no information concerning outstanding loans with other providers, we will only use information available under annuity contracts issued by us. In addition, reference should be made to the terms of the particular Qualified Plan for any additional loan restrictions.

    When an eligible Contractowner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the "Loan Account." In addition, 10 percent of the loaned amount will be held in the Fixed Account as security for the loan. Amounts allocated to the Loan Account earn 3 percent (3.5 percent for Contracts issued prior to December 1, 1997), the minimum rate of interest guaranteed under the Fixed Account. Amounts acting as security for the loan in the Fixed Account will earn the Current Rate.

    Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be 5 percent (5.5 percent for Contracts issued prior to December 1, 1997). Because the Contract Value maintained in the Loan Account will always be equal in amount to the outstanding loan balance, the net cost of a loan is 2 percent.

    Loans must be repaid within five years, unless Security Benefit determines that the loan is to be used to acquire a principal residence of the Owner, in which case the loan must be repaid within 30 years. Loan payments must be made at least quarterly and may be prepaid at any time. Upon receipt of a loan payment, Security Benefit will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to the Contractowner's current instructions with respect to purchase payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding. The amount held as security for the loan will also be reduced by each loan payment so that the security is again equal to 10 percent of the outstanding loan balance immediately after the loan payment is made. However, amounts which are no longer needed as security for the loan will not automatically be allocated back among the Fixed Account and/or Subaccounts in accordance with the Contractowner's purchase payment instructions.

    If any required loan payment is not made, within 30 days of the due date for loans with a monthly repayment schedule or within 90 days of the due date for loans with a quarterly repayment schedule, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default, and the entire loan balance, with any accrued interest, will be reported as income to the Internal Revenue Service ("IRS"). Once a loan has gone into default, regularly scheduled payments will not be accepted, and no new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default and if such interest is not paid by December 31st of each year, it will be added to the outstanding balance of the loan and will be reported to the IRS. Contract Value equal to the amount of the accrued interest will be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance will be deducted from Contract Value upon the Contractowner's attaining age 59 1/2. The Contract will be automatically terminated if the outstanding loan balance on a loan in default equals or exceeds the amount for which the Contract may be surrendered, plus any withdrawal charge. The proceeds from the Contract will be used to repay the debt and any applicable withdrawal charge. Because of the adverse tax consequences associated with defaulting on a loan, a Contractowner should carefully consider his or her ability to repay the loan and should consult with a tax adviser before requesting a loan.

RESTRICTIONS ON WITHDRAWALS FROM QUALIFIED PLANS

    Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under such Qualified Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, the Owner of a Contract purchased in connection with a Qualified Plan may not be entitled to make a full or partial withdrawal, as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason reference should be made to the terms of the particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10 percent penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59 1/2. See the discussion under "Tax Penalties".

    The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, the tax consequences of a distribution or withdrawal under a Contract should be carefully considered and a competent tax adviser should be consulted. See "Federal Tax Matters" below.

RESTRICTIONS ON WITHDRAWALS FROM 403(b) PROGRAMS

    Section 403(b) of the Internal Revenue Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Internal Revenue Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b).

    Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee reaches age 59 1/2, separates from service, dies, becomes disabled, or incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, or paying certain tuition expenses, that may only be met by the distribution.

    An Owner of a Contract purchased as a tax-sheltered Section 403(b) annuity contract will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract attributable to the Owner's December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract's Full Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer's Section 403(b) arrangement.

    Pursuant to Revenue Ruling 90-24, a direct transfer between issuers of an amount representing all or part of an individual's interest in a Section 403(b) annuity or custodial account is not a distribution subject to tax or to premature distribution penalty, provided the funds transferred continue after the transfer to be subject to distribution requirements at least as strict as those applicable to them before the transfer.

FEDERAL TAX MATTERS

INTRODUCTION

    The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature. It is based upon Security Benefit's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, any person contemplating the purchase of a Contract, contemplating selection of an Annuity Option under a Contract, or receiving annuity payments under a Contract should consult a qualified tax adviser. SECURITY BENEFIT DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF SECURITY BENEFIT AND THE SEPARATE ACCOUNT

GENERAL

    Security Benefit is taxed as a life insurance company under Part I, Subchapter L of the Code. Because the Separate Account is not taxed as a separate entity and its operations form a part of Security Benefit, Security Benefit will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account. However, each Subaccount will bear its allocable share of such liabilities. Under current law, no item of dividend income, interest income, or realized capital gain of the Subaccounts will be taxed to Security Benefit to the extent it is applied to increase reserves under the Contracts.

    Under the principles set forth in I.R.S. Revenue Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Security Benefit believes that Security Benefit will be treated as the owner of the assets in the Separate Account for federal income tax purposes.

    The Separate Account will invest its assets in a mutual fund that is intended to qualify as a regulated investment company under Part I, Subchapter M of the Code. If the requirements of the Code are met, the Mutual Fund will not be taxed on amounts distributed on a timely basis to the Separate Account.

CHARGE FOR SECURITY BENEFIT TAXES

    A charge may be made for any federal taxes incurred by Security Benefit that are attributable to the Separate Account, the Subaccounts or to the operations of Security Benefit with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contracts. Security Benefit will review the question of a charge to the Separate Account, the Subaccounts or the Contracts for Security Benefit's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of Security Benefit or of income and expenses under the Contracts is ultimately determined to be other than what Security Benefit currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in Security Benefit's tax status.

    Under current laws, Security Benefit may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, Security Benefit reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

DIVERSIFICATION STANDARDS

    Each Series of the Mutual Funds will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter, no more than 55 percent of the total assets of a Fund may be represented by any one investment, no more than 70 percent may be represented by any two investments, no more than 80 percent may be represented by any three investments, and no more than 90 percent may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers.

    In connection with the issuance of the regulations governing diversification under Section 817(h) of the Code, the Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable Contractowner's control of the investment of a separate account may cause the contractowner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contractowner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the Contractowner's gross income.

    It is not clear, at present, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contract may need to be modified in order to remain in compliance. Security Benefit intends to make reasonable efforts to comply with any such regulations or rulings to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes and reserves the right to make such changes as it deems appropriate for that purpose.

TAXATION OF ANNUITIES IN GENERAL - NON-QUALIFIED PLANS

    Section 72 of the Code governs taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the Contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards" above.

1.  Surrenders or Withdrawals Prior to the Annuity Start Date

    Code Section 72 provides that amounts received upon a total or partial withdrawal from a contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the contract (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a contract less any distributions received previously under the contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a contract. Similarly, loans under a contract generally are treated as distributions under the contract.

2. Surrenders or Withdrawals on or after the Annuity Start Date

    Upon receipt of a lump-sum payment or an annuity payment under an annuity contract, the receipt is taxed if the cash value of the contract exceeds the investment in the contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates.

    For annuity payments, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. That remaining portion of each payment is taxed at ordinary income rates. Once the excludable portion of annuity payments to date equals the investment in the contract, the balance of the annuity payments will be fully taxable.

    Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies Security Benefit of that election.

3.  Penalty Tax on Certain Surrenders and Withdrawals

    With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10 percent of the portion of such amount which is includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d));
(vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

    If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or
(b) before the taxpayer reaches age 59 1/2.

ADDITIONAL CONSIDERATIONS

1.  Distribution-at-Death Rules

    In order to be treated as an annuity contract, a contract issued on or after January 19, 1985, must provide the following two distribution rules: (a) if the owner dies on or after the Annuity Start Date, and before the entire interest in the contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if the owner dies before the Annuity Start Date, the entire interest in the contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the designated beneficiary is the spouse of the owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

    Generally, for purposes of determining when distributions must begin under the foregoing rules, where the owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

2.  Gift of Annuity Contracts

    Generally, gifts of non-tax qualified contracts prior to the Annuity Start Date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10 percent penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

3.  Contracts Owned by Non-Natural Persons

    For contributions to annuity contracts after February 28, 1986, if the contract is held by a non-natural person (for example, a corporation) the income on that contract (generally the increase in net surrender value less the purchase payments) is includable in taxable income each year. The rule does not apply where the contract is acquired by the estate of a decedent, where the contract is held by certain types of retirement plans, where the contract is a qualified funding asset for structured settlements, where the contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of a so-called immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

4.  Multiple Contract Rule

    For contracts entered into on or after October 21, 1988, for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer to the same contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts.

    In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10 percent penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

5.  Possible Tax Changes

    In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities, and President Clinton's fiscal year 1999 budget proposal includes a provision that, if adopted, would impose new taxes on owners of variable annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

QUALIFIED PLANS

    The Contract may be used with Qualified Plans that meet the requirements of
Section 401, 403(b), 408 or 457 of the Code. The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Contractowners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, Security Benefit may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, a Contractowner's Beneficiary designation or elected payment option may not be enforceable.

    The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or in the case of distributions of amounts contributed under salary reduction agreements, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries.

    The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:

1.  Section 401

    Code Section 401 permits employers to establish various types of retirement plans (e.g., pension, profit sharing and 401(k) plans) for their employees. For this purpose, self-employed individuals (proprietors or partners operating a trade or business) are treated as employees and therefore eligible to participate in such plans. Retirement plans established in accordance with
Section 401 may permit the purchase of Contracts to provide benefits thereunder.

    In order for a retirement plan to be "qualified" under Code Section 401, it must: (i) meet certain minimum standards with respect to participation, coverage and vesting; (ii) not discriminate in favor of "highly compensated" employees;
(iii) provide contributions or benefits that do not exceed certain limitations;
(iv) prohibit the use of plan assets for purposes other than the exclusive benefit of the employees and their beneficiaries covered by the plan; (v) provide for distributions that comply with certain minimum distribution requirements; (vi) provide for certain spousal survivor benefits; and (vii) comply with numerous other qualification requirements.

    A retirement plan qualified under Code Section 401 may be funded by employer contributions, employee contributions or a combination of both. Plan participants are not subject to tax on employer contributions until such amounts are actually distributed from the plan. Depending upon the terms of the particular plan, employee contributions may be made on a pre-tax or after-tax basis. In addition, plan participants are not taxed on plan earnings derived from either employer or employee contributions until such earnings are distributed.

    Each employee's interest in a retirement plan qualified under Code Section 401 must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 70 1/2 or retires ("required beginning date"). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).

    If an employee dies before reaching his or her required beginning date, the employee's entire interest in the plan must generally be distributed within five years of the employee's death. However, the five-year rule will be deemed satisfied, if distributions begin before the close of the calendar year following the employee's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee's surviving spouse, distributions may be delayed until the employee would have reached age 70 1/2.

    If an employee dies after reaching his or her required beginning date, the employee's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee's death.

    Annuity payments distributed from a retirement plan qualified under Code
Section 401 are taxable under Section 72 of the Code. Section 72 provides that the portion of each payment attributable to contributions that were taxable to the employee in the year made, if any, is excluded from gross income as a return of the employee's investment. The portion so excluded is determined by dividing the employee's investment in the plan by (1) the number of anticipated payments determined under a table set forth in Section 72 of the Code or (2) in the case of a contract calling for installment payments, the number of monthly annuity payments under such contract. The portion of each payment in excess of the exclusion amount is taxable as ordinary income. Once the employee's investment has been recovered, the full annuity payment will be taxable. If the employee should die prior to recovering his or her entire investment, the unrecovered investment will be allowed as a deduction on the employee's final return. If the employee made no contributions that were taxable when made, the full amount of each annuity payment is taxable to him or her as ordinary income.

    A "lump-sum" distribution from a retirement plan qualified under Code
Section 401 is eligible for favorable tax treatment. A "lump-sum" distribution means the distribution within one taxable year of the balance to the credit of the employee which becomes payable: (i) on account of the employee's death, (ii) after the employee attains age 59 1/2, (iii) on account of the employee's termination or employment (in the case of a common law employee only) or (iv) after the employee has become disabled (in the case of a self-employed person only).

    As a general rule, a lump-sum distribution is fully taxable as ordinary income except for an amount equal to the employee's investment, if any, which is recovered tax-free. However, special five-year averaging may be available, provided the employee has reached age 59 1/2 and has not previously elected to use income averaging. (Special five-year averaging has been repealed for distributions after 1999.) Special ten-year averaging and capital-gains treatment may be available to an employee who reached age 50 before 1986.

2.  Section 403(b)

    Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in
Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of purchase payments from gross income for tax purposes. The Contract may be purchased in connection with a
Section 403(b) annuity program.
    Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements.
Section 403(b) annuities are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code. See "Section 401".

    Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee.

3.  Section 408

    INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from the new "Roth IRAs" which became available in 1998.

    IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed $2,000. Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits.

    Sale of the Contracts for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contracts for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.

    In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under
Section 401 of the Code; however, the required beginning date for traditional IRAs is generally the date that the Contractowner reaches age 70 1/2 -- the Contractowner's retirement date, if any, will not affect his or her required beginning date. See "Section 401". Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

    Distributions from a traditional IRA may be eligible for a tax-free rollover to another traditional IRA. In certain cases, a distribution from a traditional IRA may be eligible to be rolled over to a retirement plan qualified under Code
Section 401(a) or a Section 403(b) annuity contract. See "Rollovers" below.

    The Internal Revenue Service has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

4.  Section 457

    Section 457 of the Code permits employees of state and local governments and units and agencies of state and local governments as well as tax-exempt organizations described in Section 501(c)(3) of the Code to defer a portion of their compensation without paying current taxes, if those employees are participants in an eligible deferred compensation plan. A Section 457 plan may permit the purchase of Contracts to provide benefits thereunder.

    Although a participant under a Section 457 plan may be permitted to direct or choose methods of investment, in the case of a tax-exempt employer sponsor all amounts deferred under the plan, and any income thereon, remain solely the property of the employer and subject to the claims of its general creditors, until paid to the participant. The assets of a Section 457 plan maintained by a state or local government employer must be held in trust (or custodial account or an annuity contract) for the exclusive benefit of plan participants, who will be responsible for taxes upon distribution.

    Section 457 plans are generally subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 401 of the Code. See "Section 401". Since under a Section 457 plan, contributions are generally excludable from the taxable income of the employee, the full amount received will usually be taxable as ordinary income when annuity payments commence or other distributions are made.

5.  Tax Penalties

    PREMATURE DISTRIBUTION TAX. Distributions from a Qualified Plan before the participant reaches age 59 1/2 are generally subject to an additional tax equal to 10 percent of the taxable portion of the distribution. The 10 percent penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution;
(vii) that is rolled over or transferred in accordance with Code requirements; or (viii) that is transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree.

    The exception to the 10 percent penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10 percent tax to pay health insurance premiums in certain cases. In addition, the 10 percent penalty tax is generally not applicable to distributions from a Section 457 plan. Starting January 1, 1998, there are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before 59 1/2: withdrawals made to pay "qualified" higher education expenses and withdrawals made to pay certain "eligible first-time home buyer expenses."

    MINIMUM DISTRIBUTION TAX. If the amount distributed from a Qualified Plan is less than the minimum required distribution for the year, the participant is subject to a 50 percent tax on the amount that was not properly distributed.

    EXCESS DISTRIBUTION/ACCUMULATION TAX. The penalty tax of 15 percent which was imposed (in addition to any ordinary income tax) on large plan distributions and the "excess retirement accumulations" of an individual has been repealed, effective January 1, 1997.

6.  Withholding

    Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

    Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs and
Section 457 plans) are generally subject to mandatory 20 percent income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible Qualified Plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10 percent rate. The recipient of such a distribution may elect not to have withholding apply.

    The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF MUTUAL FUND SHARES

    Security Benefit is the legal owner of the shares of the Mutual Funds held by the Subaccounts of the Separate Account. In accordance with its view of present applicable law, Security Benefit will exercise voting rights attributable to the shares of each Series of the Mutual Funds held in the Subaccounts at any regular and special meetings of the shareholders of the Mutual Funds on matters requiring shareholder voting under the 1940 Act. Security Benefit will exercise these voting rights based on instructions received from persons having the voting interest in corresponding Subaccounts of the Separate Account. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result Security Benefit determines that it is permitted to vote the shares of the Mutual Funds in its own right, it may elect to do so.

    The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Series as to which voting instructions may be given to Security Benefit is determined by dividing a Contractowner's Contract Value in a Subaccount on a particular date by the net asset value per share of that Series as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the date coincident with the date established by the Mutual Fund for determining shareholders eligible to vote at the meeting of the Mutual Fund. If required by the SEC, Security Benefit reserves the right to determine in a different fashion the voting rights attributable to the shares of the Mutual Funds. Voting instructions may be cast in person or by proxy.

    Trust Contracts may be purchased through the trust department of First of America Bank, N.A. (the "Bank") and the Bank, as trustee, will be the legal owner of, and have the voting rights with respect to, such Contracts. First of America Investment Corporation, the Parkstone Advantage Fund's investment adviser, is a wholly-owned subsidiary of the Bank. In the event of a vote of the Parkstone Advantage Fund shareholders on an issue involving the investment adviser, as for all other issues, the Bank is required to vote in accordance with its fiduciary duty as trustee.

    Voting rights attributable to the Contractowner's Contract Value in a Subaccount for which no timely voting instructions are received will be voted by Security Benefit in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount. Security Benefit will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Contractowners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount and generally will exercise voting rights attributable to shares of the Series of the Mutual Funds held in its General Account, if any, in the same proportion as votes cast with respect to shares of the Series of the Mutual Funds held by the Separate Account and other separate accounts of Security Benefit, in the aggregate.

SUBSTITUTION OF INVESTMENTS

    Security Benefit reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Series of the Mutual Funds should no longer be available for investment, or if, in the judgment of Security Benefit management, further investment in shares of any or all of the Series of the Mutual Funds should become inappropriate in view of the purposes of the Contract, Security Benefit may substitute shares of another Series of one of the Mutual Funds or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Security Benefit may also purchase, through the Subaccount, other securities for other classes or contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

    In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, Security Benefit will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

    Security Benefit also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Series of one of the Mutual Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established in the sole discretion of Security Benefit, and any new Subaccount will be made available to existing Owners on a basis to be determined by Security Benefit. Security Benefit may also eliminate or combine one or more Subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

    Subject to compliance with applicable law, Security Benefit may transfer assets to the General Account. Security Benefit also reserves the right, subject to any required regulatory approvals, to transfer assets of any Subaccount of the Separate Account to another separate account or Subaccount.

    In the event of any such substitution or change, Security Benefit may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by Security Benefit to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law; it may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of Security Benefit or an affiliate thereof. Subject to compliance with applicable law, Security Benefit also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

    Security Benefit reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. Security Benefit also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

    A statement will be sent annually to each Contractowner setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. Confirmations will also be sent out upon purchase payments, transfers, loans, and full and partial withdrawals. Certain transactions will be confirmed on a quarterly basis, including purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Rebalancing Options, systematic withdrawals, annuity payments and loan repayments.

    Each Contractowner will also receive an annual and semiannual report containing financial statements for the Mutual Funds, which will include a list of the portfolio securities of the Mutual Funds, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.

TELEPHONE TRANSFER PRIVILEGES

    A Contractowner may request a transfer of Contract Value by telephone if the Telephone Transfer section of the application or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at Security Benefit's Home Office. Security Benefit has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. Security Benefit's procedures require that any person requesting a transfer by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. Security Benefit reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), Contractowners might not be able to request transfers by telephone and would have to submit written requests.

    By authorizing telephone transfers, a Contractowner authorizes Security Benefit to accept and act upon telephone instructions for transfers involving the Contractowner's Contract, and agrees that neither Security Benefit, nor any of its affiliates will be liable for any loss, damages, cost, or expense (including attorneys' fees) arising out of any requests effected, provided that Security Benefit complied with its procedures. As a result of this policy on telephone requests, the Contractowner may bear the risk of loss arising from the telephone transfer privileges. Security Benefit may discontinue, modify, or suspend the telephone transfer privilege at any time.

LEGAL PROCEEDINGS

    There are no legal proceedings pending to which the Separate Account is a party, or which would materially affect the Separate Account.

LEGAL MATTERS

    Legal matters in connection with the issue and sale of the Contracts described in this Prospectus, Security Benefit's authority to issue the Contracts under Kansas law, and the validity of the forms of the Contracts under Kansas law have been passed upon by Amy J. Lee, Esq., Associate General Counsel, Security Benefit.

PERFORMANCE INFORMATION

    Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Subaccount investing in the Money Market Series ("SBL Money Market Subaccount"), the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

    Current yield for the SBL Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the SBL Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings.

    For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, the maintenance fee, and the mortality and expense risk charge. Quotations of total return may simultaneously be shown that do not take into account certain contractual charges such as the contingent deferred sales charge and the administrative charge and may simultaneously be shown for other periods. Where the Mutual Fund Series in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Series adjusted to reflect deduction of the mortality and expense risk charge and will be accompanied by the average annual total return figures discussed above.

    Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donaghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices measuring performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

    Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Series in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

    Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, (ii) the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis, and (iii) Security Benefit's rating or a rating of Security Benefit's claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.


ADDITIONAL INFORMATION

REGISTRATION STATEMENT

    A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees.

FINANCIAL STATEMENTS

    Financial statements of Security Benefit at December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997, and the financial statements of the Separate Account for the two years in the period ended December 31, 1997, are contained in the Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION

    The Statement of Additional Information contains more specific information and financial statements relating to Security Benefit and the Separate Account. The Table of Contents of the Statement of Additional Information is set forth below:

TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY................    1
DISTRIBUTION OF THE CONTRACT...................    1
LIMITS ON PREMIUMS PAID UNDER TAX- QUALIFIED
    RETIREMENT PLANS...........................    1
EXPERTS........................................    3
PERFORMANCE INFORMATION........................    3
FINANCIAL STATEMENTS...........................    6

                      PARKSTONE ADVANTAGE VARIABLE ANNUITY

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATE: MAY 1, 1998

             INDIVIDUAL FLEXIBLE PURCHASE PAYMENT DEFERRED VARIABLE
                                ANNUITY CONTRACT

                                    ISSUED BY
                     SECURITY BENEFIT LIFE INSURANCE COMPANY
                             700 SW HARRISON STREET
                            TOPEKA, KANSAS 66636-0001
                                 1-800-888-2461

                                MAILING ADDRESS:

                      PARKSTONE ADVANTAGE CUSTOMER SERVICE
                              157 S. KALAMAZOO MALL
                                 P.O. BOX 50551
                         KALAMAZOO, MICHIGAN 49005-0551

        This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for Parkstone Advantage Variable Annuity dated May 1, 1998 as it may be supplemented from time to time. A copy of the Prospectus may be obtained by calling Security Benefit at 1-800-355-4555 or by writing to the address set forth above.

                                TABLE OF CONTENTS

                                                                           PAGE

GENERAL INFORMATION AND HISTORY...........................................  1

DISTRIBUTION OF THE CONTRACT..............................................  1

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS..............  1

EXPERTS...................................................................  3

PERFORMANCE INFORMATION...................................................  3

FINANCIAL STATEMENTS......................................................  5

                         GENERAL INFORMATION AND HISTORY

        For a description of the Individual Flexible Purchase Payment Deferred Variable Annuity Contract (the "Contract"), Security Benefit Life Insurance Company ("Security Benefit"), and the Parkstone Variable Annuity Separate Account (the "Separate Account"), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

        Security Benefit is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Series of the Mutual Funds in non-certificated form, are held separate and apart from the assets of Security Benefit's General Account and its other separate accounts.

                          DISTRIBUTION OF THE CONTRACT

        Security Distributors, Inc. ("SDI") is Principal Underwriter of the Contract. SDI is registered as a broker/dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. ("NASD"). SDI serves as Principal Underwriter under a Distribution Agreement with Security Benefit.

        SDI has an agreement with First of America Brokerage Service, Inc. ("FOA Brokerage") under which FOA Brokerage is authorized to make the Contract available to its customers and to accept applications for the Contract on behalf of Security Benefit. FOA Brokerage is registered as a broker/dealer with the SEC and is a member of the NASD. Its registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. SDI may also enter into agreements with other broker/dealers or financial institutions under which the Contract will be made available to their customers. The compensation payable by SDI under these agreements may vary, but is not expected to exceed in the aggregate 6.5% of purchase payments. In addition, SDI may also pay bonuses and make override payments.

          LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 401

        The applicable annual limits on purchase payments for a Contract used in connection with a retirement plan that is qualified under Section 401 of the Internal Revenue Code depend upon the type of plan. Total purchase payments on behalf of a participant to all defined contribution plans maintained by an employer are limited under Section 415(c) of the Internal Revenue Code to the lesser of (a) $30,000, or (b) 25% of the participant's annual compensation. Salary reduction contributions to a cash-or-deferred arrangement under a profit sharing plan are subject to additional annual limits. Contributions to a defined benefit pension plan are actuarially determined based upon the amount of benefits the participants will receive under the plan formula. The maximum annual benefit any individual may receive under an employer's defined benefit plan is limited under Section 415(b) of the Internal Revenue Code. The limits determined under Section 415(b) and (c) of the Internal Revenue Code are further reduced for an individual who participates in a defined contribution plan and a defined benefit plan maintained by the same employer.

SECTION 403(B)

        Contributions to 403(b) annuities are excludable from an employee's gross income if they do not exceed the smallest of the limits calculated under Sections 402(g), 403(b)(2), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions.

        Section 402(g) generally limits an employee's salary reduction contributions to a 403(b) annuity to $10,000 a year. The $10,000 limit will be reduced by salary reduction contributions to other types of retirement plans. An employee with at least 15 years of service for a "qualified employer" (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the $10,000 limit by $3,000 per year, subject to an aggregate limit of $15,000 for all years.

        Section 403(b)(2) provides an overall limit on employer and employee salary reduction contributions that may be made to a 403(b) annuity. Section 403(b)(2) generally provides that the maximum amount of contributions an employee may exclude from his or her gross income in any taxable year is equal to the excess, if any, of:

         (i) the amount determined by multiplying 20% of the employee's includable compensation by the number of his or her years of service with the employer, over

        (ii) the total amount contributed to retirement plans sponsored by the employer, that were excludable from his gross income in prior years.

        Section 415(c) also provides an overall limit on the amount of employer and employee salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee's gross income in a given year. The Section 415(c) limit is the lesser of (i) $30,000, or (ii) 25% of the employee's annual compensation.

SECTION 408

        Premiums paid under a Contract used in connection with an individual retirement annuity (IRA) that is described in Section 408 of the Internal Revenue Code are subject to the limits on contributions to IRA's under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions to an IRA are limited to the lesser of $2,000 per year or the Owner's annual compensation. Spousal IRAs allow an Owner and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to an IRA depends on the gross income of the Owner and his or her spouse for the year and whether either participates in another employer-sponsored retirement plan.

        Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 15% of the compensation of the participant in the Plan, or (b) $30,000. Salary reduction contributions, if any, are subject to additional annual limits.

SECTION 457

    Contributions on behalf of an employee to a Section 457 plan generally are limited to the lesser of (i) $8,000 or (ii) 33 1/3% of the employee's includable compensation. The $8,000 limit is included for inflation (in $500 increments) for tax years beginning after December 31, 1996, thus the dollar limit is adjusted only the when sum of inflation equals or exceeds $500.If the employee participates in more than one Section 457 plan, the $8,000 limit applies to contributions to all such programs. The $8,000 limit is reduced by the amount of any salary reduction contribution the employee makes to a 403(b) annuity, an IRA or a retirement plan qualified under Section 401. The Section 457 limit is increased during the last three years ending before the employee reaches his normal retirement age.

                                     EXPERTS

        The consolidated financial statements of Security Benefit Life Insurance Company at December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of the Parkstone Variable Annuity Account for the years ended December 31, 1997 and 1996, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             PERFORMANCE INFORMATION

        Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Subaccount investing in the Money Market Series ("SBL Money Market Subaccount"), the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

        Current yield for the SBL Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes and income other than investment income) over a particular 7-day period, less a pro-rata share of the Subaccount's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figures carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = [(Base Period Return + 1) 365/7] -1

        For the 7-day period ended December 31, 1996, the yield of the SBL Money Market Subaccount was 3.03% and the effective yield was 3.07%.

        Quotations of yield for the remaining Subaccounts will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

        YIELD  = 2[(A-B + 1)6 - 1]
                  cd

        where a = net investment income earned during the period by the Series attributable to shares owned by the Subaccount,

              b = expenses accrued for the period (net of reimbursements),

              c = the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

              d = the maximum offering price per Accumulation Unit on the last day of the period.

        Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)N = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All average annual total return figures reflect the deduction of the applicable contingent deferred sales charge, the administrative charge, and the mortality and expense risk charge. Quotations of average annual total return may simultaneously be shown for the same or other periods that do not take into account certain contractual charges such as the contingent deferred sales charge, and may simultaneously be shown for other periods. Where the Mutual Fund Series in which a Subaccount invests was established prior to the inception date of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's inception date. Such quotations of total return are based upon the performance of the Subaccount's corresponding Mutual Fund Series adjusted to reflect the mortality and expense risk charge.

        For the one-year period ended December 31, 1997, and the period of September 24, 1993 (date of inception), to December 31, 1997, respectively the average annual total return was -.45% and -2.26% for the Bond Subaccount, 4.04% and 10.14% for the Mid Capitalization Subaccount, 5.66% and 3.03% for the International Discovery Subaccount, and -12.70% and 14.37% for the Small Capitalization Subaccount. For the one-year period ended December 31, 1997, and the period of July 5, 1994 (Series date of inception), to December 31, 1997, respectively, the average annual total return was 23.34% and 22.49% for the Colonial U.S. Stock Subaccount. For the one-year period ended December 31, 1997, respectively, the average annual total return was .80% and 8.14% for the Colonial Strategic Income Subaccount. For the one-year period ended December 31, 1997, and the period of May 1, 1995 (Series date of inception), to December 31, 1997, respectively, the average annual total return was -36.38% and -7.43% for the Newport Tiger Subaccount. For the one-year period ended December 31, 1997, and the period of June 1, 1995 (Series date of inception), to December 31, 1997, respectively, the average annual total return was - 2.72% and 6.99% for the Global Aggresive Bond Subaccount, and 18.91% and 22.28% for the Equity Income Subaccount. For the 1- and 5-year periods ended December 31, 1997, and the period between May 1, 1991 (Series date of inception), to December 31, 1997, respectively, the average annual total return was 10.04%, 12.07% and 12.15% for the Social Awareness Subaccount.

        For the one-year period ended December 31, 1997, and the peroid of September 24, 1993 (date of inception), to December 31, 1997, respectively, the average annual total return was 6.24% and 3.12% for the Bond Subaccount, 11.03% and 10.81% for the Mid Capitalization Subaccount, .68% and 3.87% for the International Discovery Subaccount, and 6.83% and 14.97% for the Small Capitalization Subaccount. For the one-year period ended December 31, 1997, and the period of July 5, 1997 (Series date of inception), to December 31, 1997, respectively, the average annual total return without reduction contingent deferred sales charge was 30.34% and 23.35% for the Colonial U.S. Stock Subaccount. For the one-year period ended December 31, 1997, and the period of July 5, 1994 (Series date of inception), to December 31, 1997, respectively, the average annual total return without deduction of the contingent deferred sales charge was 7.58% and 9.30% for the Colonial Stategic Income Subaccount. For the one-year period ended December 31, 1997, and the period of May 1, 1995 (Series date of inception), to December 31, 1997, respectively, the annual total return without deduction of the contingent deferred sales charge of the maintenance fee was -32.11% and -5.82% for the Newport Tiger Subaccount. For the one-year period inded December 31, 1997, and the period of June 1, 1995 (Series date of inception), to December 31, 1997, respectively, the annual total return without deduction of the contingent deferred sales charge or the maintenance fee was 3.82% and 8.71% for the Global Aggressive Bond Subaccount, and 25.91% and 23.68% for the Equity Income Subaccount. For the 1- and 5-year periods ended December 31, 1997, and the period of May 1, 1991 (Series date of inception), to December 31, 1997, respectively, the average annual total return without deduction of the contingent deferred sales charge or the maintenance fee was 17.04%, 12.57%, and 12.31% for the Social Awareness Subaccount.

        Quotations of cumulative total return for any Subaccount will be based on a hypothetical investment in a Contract over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotationsof total return will reflect will reflect the deduction of all applicable charges to the Contract and the Seperate Account (on an annual basis) except the applicable contingent deferred sales charge.

        For the year ended December 31, 1997, and the period September 24, 1993 (date of inception), to December 31, 1997, respectively, the cumulative total return was 6.24% and 14.00% for the Bond Subaccount, 11.03% and 55.00% for the Mid Capitalization Subaccount, .68% and 17.60% for the International Discovery Subaccount, and -6.83% and 81.40% for the Small Capitalization Subaccount. For the one-year period ended December 31, 1997, and the period of July 5, 1994 (Series date of inception), to December 31, 1997, respectively, the cumulative total return was 30.34% and 108.00% for the Colonial U.S. Stock Subaccount.For the one-year period ended December 31, 1997, and the period of July 5, 1994 (Series date of inception), to December 31, 1997, respectively, the cumulative total return was 7.58% and 36.40% for the Colonial Strategic Income Subaccount. For the one-year period ended December 31, 1997, and the period of May 1, 1995 (Series date of inception), to December 31, 1997, respectively, the cumulative total return was -32.11% and -14.79% for the Newport Tiger Subaccount. For the one-year period ended December 31, 1997, and the period of June 1, 1995 (Series date of inception), to December 31, 1997, respectively, the cumulative total return was 3.82% and 24.07% for the Global Aggressive Bond Subaccount, and 25.91% and 73.15% for the Equity Income Subaccount. For the 1- and 5-year periods ended December 31, 1997, and the period between May 1, 1991 (Series date of inception), to December 31, 1997, respectively, the cumulative total return was 17.04%, 80.80% and 116.89% for the Social Awareness Subaccount.

        Performance information for a Subaccount may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, the Lehman Brothers Government Corporate Index, the Morgan Stanley Capital International's EAFE Index or other indices that measure performance of a pertinent group of securities so that investors may compare a Subaccount's results with those of a group of securities widely regarded by investors as representative of the securities markets in general or representative of a particular type of security; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by The Variable Annuity Research and Data Service ("VARDS"), an independent service which monitors and ranks the performance of variable annuity issues by investment objectives on an industry-wide basis or tracked by other services, companies, publications or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

        Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Mutual Fund of the Series in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

        Reports and promotional literature may also contain other information including (i) the ranking of any Subaccount derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria, and (ii) the effect of a tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

                              FINANCIAL STATEMENTS

        Security Benefit Life Insurance Company's audited consolidated balance sheets as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity, and cash flows for each of the three years in the period ended December 31, 1997, and the financial statements of the Parkstone Variable Annuity Account for the years ended December 31, 1997 and 1996, are set forth herein, starting on the following page.

        The financial statements of Security Benefit Life Insurance Company, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Benefit to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                       PARKSTONE VARIABLE ANNUITY ACCOUNT
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                    CONTENTS

                                                                            PAGE
Report of Independent Auditors.............................................    8

Audited Financial Statements

     Balance Sheet.........................................................    9

     Statements of Operations and Changes in Net Assets....................   11

     Notes to Financial Statements.........................................   14

                         Report of Independent Auditors

The Contract Owners of Parkstone Variable Annuity Account and
The Board of Directors of Security Benefit Life Insurance Company

We have audited the accompanying balance sheet of Parkstone Variable Annuity Account (the Account) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Parkstone Variable Annuity Account at December 31, 1997, and the results of its operations and changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP

Kansas City, Missouri
February 6, 1998

                       Parkstone Variable Annuity Account

                                  Balance Sheet

                                December 31, 1997
            (DOLLARS IN THOUSANDS - EXCEPT PER SHARE AND UNIT VALUES)

ASSETS
Investments:

   Parkstone Advantage Fund:

     Prime Obligations Fund - 1,459,520 shares at net asset value of $1.00 per share
       (cost, $1,459).............................................................................       $  1,459

     Bond Fund - 880,618 shares at net asset value of $10.70 per share (cost, $9,039).............          9,422

     Mid Capitalization Fund - 1,951,223  shares at net asset value of $14.23 per share
       (cost, $25,446)............................................................................         27,766

     International Discovery Fund - 1,007,884 shares at net asset value of $12.44 per share
       (cost, $11,666)............................................................................         12,538

     Small Capitalization Fund - 1,332,821 shares at net asset value of $17.12 per share
       (cost, $22,035)............................................................................         22,818

   Keyport Variable Investment Trust:

     Colonial U.S. Stock Fund - 7,525 shares at net asset value of $16.29 per share (cost, $133)..            123

     Colonial Strategic Income Fund - 22,370 shares at net asset value of $11.15 per share
       (cost, $267)...............................................................................            249

     Newport Tiger Fund - 6,853 shares at net asset value of $1.71 per share (cost, $12)..........             12

   SBL Fund:

     Money Market Series (Series C) - 3,560 shares at net asset value of $12.53 per share
       (cost, $45)................................................................................             45

     Global Aggressive Bond Series (Series K) - 1,677 shares at net asset value of $10.07 per
       share (cost, $18)..........................................................................             17

     Equity Income Series (Series O) -  16,260 shares at net asset value of $17.62 per share
       (cost, $283)...............................................................................            287

     Social Awareness Series (Series S) -  322 shares at net asset value of $22.25 per share
       (cost, $7).................................................................................              7
                                                                                                       -------------
Total assets......................................................................................        $74,743
                                                                                                       =============

NET ASSETS
Net assets are represented by (NOTE 3):

                                                                 NUMBER OF UNITS    UNIT VALUE         AMOUNT
                                                                 ---------------------------------------------------
NON-TRUST CONTRACTS
Prime Obligations Subaccount:
   Accumulation units...........................................        113,674        $10.86           $  1,235
Bond Subaccount:
   Accumulation units...........................................        738,886         11.42              8,435
Mid Capitalization Subaccount:
   Accumulation units...........................................      1,742,779         15.51             27,026
International Discovery Subaccount:
   Accumulation units...........................................      1,035,408         11.76             12,177
Small Capitalization Subaccount:
   Accumulation units...........................................      1,230,077         18.15             22,330
Colonial U.S. Stock Subaccount:
   Accumulation units...........................................         12,046         10.18                123
Colonial Strategic Income Subaccount:
   Accumulation units...........................................         24,738         10.08                249
Newport Tiger Subaccount:
   Accumulation units...........................................          1,290          9.09                 12
Money Market Subaccount:
   Accumulation units...........................................          4,451         10.02                 45
Global Aggressive Bond Subaccount:
   Accumulation units...........................................          1,681         10.05                 17
Equity Income Subaccount:
   Accumulation units...........................................         26,894         10.06                271
Social Awareness Subaccount:
   Accumulation units...........................................            723          9.89                  7

TRUST CONTRACTS
Prime Obligations Subaccount:
   Accumulation units...........................................         20,698         10.85                224
Bond Subaccount:
   Accumulation units...........................................         84,703         11.66                987
Mid Capitalization Subaccount:
   Accumulation units...........................................         46,087         16.05                740
International Discovery Subaccount:
   Accumulation units...........................................         29,672         12.17                361
Small Capitalization Subaccount:
   Accumulation units...........................................         25,898         18.85                488
Equity Income Subaccount:
   Accumulation units...........................................          1,574         10.07                 16
                                                                                                  ------------------
Total net assets................................................                                         $74,743
                                                                                                  ==================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                  NON-TRUST CONTRACTS
                                    --------------------------------------------------------------------------------
                                        PRIME                      MID     INTERNATIONAL    SMALL       COLONIAL
                                     OBLIGATIONS     BOND     CAPITALIZATION DISCOVERY  CAPITALIZATION U.S. STOCK
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                    --------------------------------------------------------------------------------
Dividend distributions...........    $      37     $    288   $         -  $         -  $         -      $    1
Expenses (NOTE 2):
   Mortality and expense risk fee          (13)         (92)        (289)        (147)        (254)           -
   Administrative fee............           (4)         (23)         (83)         (24)         (36)           -
                                    --------------------------------------------------------------------------------
Net investment income (loss).....           20          173         (372)        (171)        (290)           1

Capital gains distributions......            -            -        3,386            -          111           12
Realized gain (loss) on
investments......................            -          115        1,210          546        1,475            -
Unrealized appreciation
   (depreciation) on investments.            -          151       (1,689)        (379)      (2,449)         (10)
                                    ------------------------------------------------------------------
                                                                                                     ---------------
Net realized and unrealized gain
   (loss) on investments.........            -          266        2,907          167         (863)           2
                                    --------------------------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations....................           20          439        2,535           (4)      (1,153)           3
Net assets at beginning of year..        1,059        6,605       19,425        9,919       18,737            -
Variable annuity deposits
   (NOTES 2 AND 3)...............        2,630        2,509        7,720        4,670        7,524          120
Terminations and withdrawals
   (NOTES 2 AND 3)...............       (2,474)      (1,118)      (2,654)      (2,408)      (2,778)           -
                                    ================================================================================
Net assets at end of year........      $ 1,235      $ 8,435      $27,026      $12,177      $22,330         $123
                                    ================================================================================
                                                                  NON-TRUST CONTRACTS
                                    --------------------------------------------------------------------------------
                                      COLONIAL                                GLOBAL
                                      STRATEGIC     NEWPORT       MONEY     AGGRESSIVE     EQUITY        SOCIAL
                                       INCOME        TIGER       MARKET        BOND        INCOME      AWARENESS
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                    --------------------------------------------------------------------------------
Dividend distributions...........        $  17         $  -         $  -         $  1       $    -           $-
Expenses (NOTE 2):
   Mortality and expense risk fee            -            -            -            -            -            -
   Administrative fee............            -            -            -            -            -            -
                                    --------------------------------------------------------------------------------
Net investment income (loss).....           17            -            -            1            -            -

Capital gains distributions......            1            -            -            -            -            -
Realized gain (loss) on
investments......................            -            -            -            -            -            -
Unrealized appreciation
   (depreciation) on investments.          (18)           -            -           (1)           4            -
                                    --------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments.........          (17)           -            -           (1)           4            -
                                    --------------------------------------------------------------------------------

Net increase (decrease) in net
   assets resulting from
   operations....................            -            -            -            -            4            -
Net assets at beginning of year..            -            -            -            -            -            -
Variable annuity deposits
   (NOTES 2 AND 3)...............          249           12           45           17          267            7
Terminations and withdrawals
   (NOTES 2 AND 3)...............            -            -            -            -            -            -
                                    ================================================================================
Net assets at end of year........         $249          $12          $45          $17         $271           $7
                                    ================================================================================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1997
                                 (IN THOUSANDS)

                                                                   TRUST CONTRACTS
                                    --------------------------------------------------------------------------------
                                        PRIME                      MID     INTERNATIONAL    SMALL
                                     OBLIGATIONS     BOND    CAPITALIZATION DISCOVERY  CAPITALIZATION  EQUITY INCOME
                                     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                                    --------------------------------------------------------------------------------
Dividend distributions...........        $  10        $  40   $        -       $    -      $     -         $  -
Expenses (NOTE 2):
   Mortality and expense risk fee           (1)          (7)         (11)          (6)         (10)           -
   Administrative fee............            -           (1)          (1)          (1)           -            -
                                    --------------------------------------------------------------------------------
Net investment income (loss).....            9           32          (12)          (7)         (10)           -

Capital gains distributions......            -            -          249            -            7            -
Realized gain (loss) on
investments......................            -            1          (71)          40         (243)           -
                                    --------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on investments.            -           34          (31)         (41)          92            -
                                    --------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments.........            -           35         (147)          (1)        (144)           -

Net increase (decrease) in net
   assets resulting from
   operations....................            9           67          135           (8)        (154)           -
Net assets at beginning of year..          298          921        1,699          967        1,514            -
Variable annuity deposits
   (NOTES 2 AND 3)...............          347           96          126          104           71           16
Terminations and withdrawals
   (NOTES 2 AND 3)...............         (430)         (97)      (1,220)        (702)        (943)           -
                                    ================================================================================
Net assets at end of year........        $ 224         $987      $   740         $361      $   488          $16
                                    ================================================================================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account
                Statement of Operations and Changes in Net Assets
                          Year ended December 31, 1996
                                 (IN THOUSANDS)

                                                                        NON-TRUST CONTRACTS
                                                 -------------------------------------------------------------------
                                                     PRIME                      MID     INTERNATIONAL    SMALL
                                                  OBLIGATIONS     BOND     CAPITALIZATION DISCOVERY  CAPITALIZATION
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 -------------------------------------------------------------------
Dividend distributions........................    $      43      $   189   $         -    $     30   $         -
Expenses (NOTE 2)
   Mortality and expense risk fee.............          (12)         (64)        (205)        (100)        (180)
   Administrative fee.........................           (3)         (21)         (51)         (16)         (23)
                                                 -------------------------------------------------------------------
Net investment income (loss)..................           28          104         (256)         (86)        (203)

Capital gains distributions...................            -            -            -            -        1,930
Realized gain on investments..................            -           25          474           47          624
Unrealized appreciation (depreciation) on
   investments................................            -          (66)       1,820        1,035          824
                                                 -------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments................................            -          (41)       2,294        1,082        3,378
                                                 -------------------------------------------------------------------

Net increase in net assets resulting from
   operations.................................           28           63        2,038          996        3,175

Net assets at beginning of year...............          665        3,953       11,965        6,167        9,597
Variable annuity deposits (Notes 2 and 3).....        1,576        3,034        6,587        3,310        7,009
Terminations and withdrawals (Notes 2 and 3)..       (1,210)        (445)      (1,165)        (554)      (1,044)
                                                 ===================================================================
Net assets at end of year.....................       $1,059       $6,605      $19,425       $9,919      $18,737
                                                 ===================================================================
                                                                          TRUST CONTRACTS
                                                 -------------------------------------------------------------------
                                                     PRIME                      MID     INTERNATIONAL    SMALL
                                                  OBLIGATIONS     BOND     CAPITALIZATION DISCOVERY  CAPITALIZATION
                                                  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                 -------------------------------------------------------------------
Dividend distributions........................    $      47       $   23    $       -       $    3    $       -
Expenses (NOTE 2)
   Mortality and expense risk fee.............           (7)          (5)          (7)          (4)          (5)
   Administrative fee.........................           (1)           -            -            -            -
                                                 -------------------------------------------------------------------
Net investment income (loss)..................           39           18           (7)          (1)          (5)

Capital gains distributions...................            -            -            -            -          163
Realized gain on investments..................            -            1           56            2           77
Unrealized appreciation (depreciation) on
   investments................................            -           (4)          15           63         (144)
                                                 -------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments................................            -           (3)          71           65           96
                                                 -------------------------------------------------------------------

Net increase in net assets resulting from
   operations.................................           39           15           64           64           91

Net assets at beginning of year...............          140          602          527          181          386
Variable annuity deposits (Notes 2 and 3).....        3,293          471        1,295          740        1,207
Terminations and withdrawals (Notes 2 and 3)..       (3,174)        (167)        (187)         (18)        (170)
                                                 -------------------------------------------------------------------
Net assets at end of year.....................     $    298        $ 921       $1,699         $967       $1,514
                                                 ===================================================================

SEE ACCOMPANYING NOTES.

                       Parkstone Variable Annuity Account
                    Notes to Financial Statements (continued)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Parkstone Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in the Parkstone Advantage Fund, Keyport Variable Investment Trust or SBL Fund, mutual funds not otherwise available to the public. As directed by the owners, amounts deposited are invested in shares of Prime Obligations Fund - emphasis on current income with liquidity and stability of principal, Bond Fund - emphasis on current income as well as preservation of capital, Mid Capitalization Fund emphasis on capital appreciation, International Discovery Fund - emphasis on long-term capital growth through investment in foreign and domestic common stocks, Small Capitalization Fund - emphasis on capital appreciation through investment in small- to medium-sized companies, Colonial U.S. Stock Fund - emphasis on seeking growth over time through investment in common stock of U.S. companies, Colonial Strategic Income Fund - emphasis on high current income through investment in U.S. and foreign government securities and high yield, high risk corporate debt securities, Newport Tiger Fund - emphasis on long-term capital growth through investment in equity securities of companies located in East Asia, Series C (Money Market Series) - emphasis on capital preservation while generating interest income, Series K (Global Aggressive Bond Series) - emphasis on high current income with secondary emphasis on capital appreciation, Series O (Equity Income Series) - emphasis on substantial dividend income and capital appreciation and Series S (Social Awareness Series) - emphasis on capital appreciation.

Two types of investment contracts are offered--one for individuals (the Non-Trust Contracts) and one for trusts and customers of financial institutions' trust departments (the Trust Contracts).

Under the terms of the investment advisory contracts, portfolio investments of the Parkstone Advantage Fund are made by First of America Investment Corporation, a wholly-owned subsidiary of First of America Bank - Michigan, N.A., which is a wholly-owned subsidiary of First of America Bank Corporation. Portfolio investments of the Keyport Variable Investment Trust are made by Liberty Advisory Services Corp. with Colonial Management Associates, Inc. providing sub-advisory services to the Colonial U.S. Stock Fund and the Colonial Strategic Income Fund and Newport Fund Management, Inc. providing sub-advisory services to the Newport Tiger Fund. Portfolio investments of SBL fund are made by Security Management Company, LLC with Lexington Management Corporation providing sub-advisory services to Series K and T. Rowe Price Associates, Inc. providing sub-advisory services to Series O.

INVESTMENT VALUATION

Investments in mutual fund shares are carried in the balance sheet at market value (net asset value of the underlying mutual fund). The first-in, first-out cost method is used to determine gains and losses. Security transactions are accounted for on the trade date.

The cost of investments purchased and proceeds from investments sold were as follows:

                                                        NON-TRUST CONTRACTS               TRUST CONTRACTS
                                                   -----------------------------------------------------------------
                                                       COST OF         PROCEEDS        COST OF         PROCEEDS
                                                      PURCHASES       FROM SALES      PURCHASES       FROM SALES
--------------------------------------------------------------------------------------------------------------------
                                                                            (IN THOUSANDS)
YEAR ENDED DECEMBER 31, 1997
Prime Obligations Fund.............................    $  2,749          $2,573         $   422         $   496
Bond Fund..........................................       2,860           1,297             140             108
Mid Capitalization Fund............................      11,776           3,696           2,445           3,302
International Discovery Fund.......................       4,883           2,793           1,366           1,970
Small Capitalization Fund..........................       8,253           3,687           1,815           2,689
Colonial U.S. Stock Fund...........................         141               8               -               -
Colonial Strategic Income Fund.....................         301              34               -               -
Newport Tiger Fund.................................          20               8               -               -
Money Market Series................................          46               1               -               -
Global Aggressive Bond Series......................          18               -               -               -
Equity Income Series...............................         284              17              16               -
Social Awareness Series............................           7               -               -               -

YEAR ENDED DECEMBER 31, 1996
Prime Obligations Fund.............................       1,805           1,411           3,773           3,615
Bond Fund..........................................       3,383             689             503             181
Mid Capitalization Fund............................       6,871           1,705           1,322             221
International Discovery Fund.......................       3,512             842           1,109             388
Small Capitalization Fund..........................       9,211           1,519           1,393             199

ANNUITY RESERVES

As of December 31, 1997, annuity reserves have not been established because there are no contracts that have matured and are in the payout stage. Such reserves would be computed on the basis of published mortality tables using assumed interest rates that would provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

REINVESTMENT OF DIVIDENDS

Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective Fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

FEDERAL INCOME TAXES

Under current law, no federal income taxes are payable with respect to the Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                       Parkstone Variable Annuity Account
                    Notes to Financial Statements (continued)

2.  VARIABLE ANNUITY CONTRACT CHARGES

SBL deducts a maintenance fee of $30 per year for each individual contract. An administrative fee is deducted equal to an annual rate of 0.15% and 0.05% of each subaccount's average daily net assets which funds the Non-Trust and Trust Contracts, respectively. Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% and 0.65% of the net asset value of each Non-Trust and Trust Contract, respectively, of which 0.6% is for assuming mortality risks and the remainder is for assuming expense risks.

A contingent deferred sales charge is assessed against certain withdrawals during the first seven years of the contract, declining from 5% in each of the first four years to 2% in the seventh year. Such surrender charges and other contract charges totaled $81,447 and $43,278 during 1997 and 1996, respectively.

When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

                       Parkstone Variable Annuity Account
                    Notes to Financial Statements (continued)

3.  SUMMARY OF UNIT TRANSACTIONS

                                                               NON-TRUST CONTRACTS           TRUST CONTRACTS
                                                          ----------------------------------------------------------
                                                               1997          1996           1997          1996
                                                          ----------------------------------------------------------
                                                                               (IN THOUSANDS)
Prime Obligations Subaccount:
   Variable annuity deposits..............................       242           149             33           327
   Terminations, withdrawals and expense charges..........       227           115             41           313
Bond Subaccount:
   Variable annuity deposits..............................       217           289              9            45
   Terminations, withdrawals and expense charges..........        93            43              9            16
Mid Capitalization Subaccount:
   Variable annuity deposits..............................       535           487              8            88
   Terminations, withdrawals and expense charges..........       184            87             80            14
International Discovery Subaccount:
   Variable annuity deposits..............................       383           299              8            64
   Terminations, withdrawals and expense charges..........       197            51             58             2
Small Capitalization Subaccount:
   Variable annuity deposits..............................       429           390              3            59
   Terminations, withdrawals and expense charges..........       161            57             52             9
Colonial U.S. Stock Subaccount:
   Variable annuity deposits..............................        12             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Colonial Strategic Income Subaccount:
   Variable annuity deposits..............................        25             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Newport Tiger Subaccount:
   Variable annuity deposits..............................         1             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Money Market Subaccount:
   Variable annuity deposits..............................         4             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Global Aggressive Bond Subaccount:
   Variable annuity deposits..............................         2             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Equity Income Subaccount:
   Variable annuity deposits..............................        27             -              2             -
   Terminations, withdrawals and expense charges..........         -             -              -             -
Social Awareness Subaccount:
   Variable annuity deposits..............................         1             -              -             -
   Terminations, withdrawals and expense charges..........         -             -              -             -

Security Benefit Life Insurance Company and Subsidiaries
Consolidated Financial Statements
Years ended December 31, 1997, 1996 and 1995

CONTENTS - AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors ............................................   12
Consolidated Balance Sheets ...............................................   13
Consolidated Statements of Income .........................................   14
Consolidated Statements of Changes in Equity ..............................   15
Consolidated Statements of
Cash Flows ................................................................   16
Notes to Consolidated Financial Statements ................................   18

REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Security Benefit Life Insurance Company

    We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 1997 and 1996, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP
Kansas City, Missouri
February 6, 1998

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
                                                             December 31,
                                                           1997         1996
                                                       ----------   -----------
                                                            (In Thousands)
ASSETS
Investments:
        Securities available-for-sale:
                Fixed maturities ...................   $1,650,324   $ 1,805,066
                Equity securities ..................      120,508        89,188
                Fixed maturities held-to-maturity ..      452,411       528,045
                Mortgage loans .....................       64,251        66,611
                Real estate ........................        3,056         4,000
                Policy loans .......................       85,758       106,822
                Cash and cash equivalents ..........       30,896         8,310
                Other invested assets ..............       42,395        40,531
                                                       ----------   -----------
Total investments ..................................    2,449,599     2,648,573
Accrued investment income ..........................       30,034        32,161
Accounts receivable ................................        6,278         4,256
Reinsurance recoverable                                   408,096        92,197
Property and equipment, net ........................       19,669        18,592
Deferred policy acquisition costs ..................      159,441       216,918
Other assets .......................................       20,909        24,939
Separate account assets ............................    3,716,639     2,802,927
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========
Liabilities and equity
Liabilities:
        Policy reserves and annuity account values .   $2,439,713   $ 2,497,998
        Policy and contract claims .................       10,955        10,607
        Other policyholder funds ...................       21,582        24,073
        Accounts payable and accrued expenses ......       23,576        18,003
        Income taxes payable:
                Current  ...........................       10,960         6,686
                Deferred ...........................       58,261        54,847
        Long-term debt and other borrowings ........       65,000        65,000
        Other liabilities ..........................       29,098        11,990
        Separate account liabilities ...............    3,716,639     2,793,911
                                                       ----------   -----------
Total liabilities ..................................    6,375,784     5,483,115
Equity:
        Retained earnings ..........................      409,432       357,927
        Unrealized gain (loss) on securities
          available-for-sale, net ..................       25,449          (479)
                                                       ----------   -----------
Total equity .......................................      434,881       357,448
                                                       ----------   -----------
                                                       $6,810,665   $ 5,840,563
                                                       ==========   ===========

See accompanying notes to consolidated financial statements.

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                                                                    Year ended December 31
                                                                                        1997               1996               1995
                                                                                      --------          ---------           --------
                                                                                                     (In Thousands)
Revenues:
        Insurance premiums and other considerations ........................          $ 24,640          $  28,848           $ 49,608
        Net investment income ..............................................           184,975            194,783            182,012
        Asset based fees ...................................................            72,025             55,977             40,652
        Other product charges ..............................................             9,163             10,470             10,412
        Realized gains (losses) on investments .............................             4,929               (244)             3,876
        Other revenues .....................................................            21,389             24,391             22,164
                                                                                      --------          ---------           --------
Total revenues .............................................................           317,121            314,225            308,724
Benefits and expenses:
        Annuity and interest sensitive life benefits:
          Interest credited to account balances ............................           102,640            108,705            113,700
          Benefit claims in excess of account balances .....................             4,985              7,541              6,808
        Traditional life insurance benefits ................................             3,966              6,474              7,460
        Supplementary contract payments ....................................             9,660             11,121             11,508
        Increase in traditional life reserves ..............................             7,050              8,580             13,212
        Dividends to policyholders .........................................             1,608              2,374              2,499
        Other benefits .....................................................            19,699             20,790             22,379
                                                                                      --------          ---------           --------
Total benefits .............................................................           149,608            165,585            177,566
Commissions and other operating expenses ...................................            56,933             52,044             48,305
Amortization of deferred policy acquisition costs ..........................            26,179             25,930             26,628
Interest expense ...........................................................             5,305              4,285                  7
Restructuring expenses .....................................................             2,643               --                 --
Other expenses .............................................................             3,381              1,667              1,099
                                                                                      --------          ---------           --------
Total benefits and expenses ................................................           244,049            249,511            253,605
                                                                                      --------          ---------           --------
Income before income taxes .................................................            73,072             64,714             55,119
Income taxes ...............................................................            21,567             20,871             17,927
                                                                                      --------          ---------           --------
Net income .................................................................          $ 51,505          $  43,843           $ 37,192
                                                                                      ========          =========           ========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Equity

                                                           Year ended December 31
                                                       1997         1996         1995
                                                    ---------    ---------    ---------
                                                               (In Thousands)
Retained earnings:
   Beginning of year ............................   $ 357,927    $ 314,084    $ 276,892
   Net income ...................................      51,505       43,843       37,192
                                                    ---------    ---------    ---------
   End of year ..................................     409,432      357,927      314,084
Unrealized gain (loss) on securities
  available-for-sale, net:
   Beginning of year ............................        (479)      11,607      (48,466)
   Change in unrealized gain (loss) on securities
  available-for-sale, net .......................      25,928      (12,086)      60,073
                                                    ---------    ---------    ---------
End of year .....................................      25,449         (479)      11,607
Total equity ....................................   $ 434,881    $ 357,448    $ 325,691
                                                    =========    =========    =========

See accompanying notes to consolidated financial statements.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

                                                                                      Year ended December 31
                                                                              1997           1996         1995
                                                                          -----------    -----------    ---------
                                                                                         (In Thousands)
Operating activities
Net income ............................................................   $    51,505    $    43,843    $  37,192
Adjustments to reconcile net income to net
cash provided by operating activities:
        Annuity and interest sensitive life products:
                Interest credited to account balances .................       102,640        108,705      113,700
                Charges for mortality and administration ..............       (10,582)       (13,115)     (16,585)
        (Decrease) increase in traditional life policy reserves .......        (3,101)        10,697        2,142
        Decrease (increase) in accrued investment income ..............         2,127         (1,538)      (4,573)
        Policy acquisition costs deferred .............................       (37,999)       (36,865)     (33,021)
        Policy acquisition costs amortized ............................        26,179         25,930       26,628
        Accrual of discounts on investments ...........................        (2,818)        (3,905)      (3,421)
        Amortization of premiums on investments  ......................         9,138         11,284        9,782
        Depreciation and amortization .................................         3,959          3,748        3,750
        Other .........................................................        (8,444)        (3,379)      (4,225)
                                                                          -----------    -----------    ---------
Net cash provided by operating activities .............................       132,604        145,405      131,369
Investing activities
Sale, maturity or repayment of investments:
        Fixed maturities available-for-sale ...........................       368,901        870,240      517,480
        Fixed maturities held-to-maturity .............................       124,013         58,874       59,873
        Equity securities available-for-sale ..........................        48,495          3,643       10,242
        Mortgage loans ................................................         3,739         12,545       23,248
        Real estate ...................................................           946          2,935        3,173
        Short-term investments ........................................          --           20,069      229,871
        Separate account assets  ......................................         9,180          5,214         --
        Other invested assets .........................................         7,865          6,224       22,839
                                                                          -----------    -----------    ---------
                                                                              563,139        979,744      866,726
Acquisition of investments:
        Fixed maturities available-for-sale ...........................      (219,736)      (936,376)    (591,121)
        Fixed maturities held-to-maturity .............................        (1,188)       (52,422)    (125,276)
        Equity securities available-for-sale ..........................       (67,004)       (68,222)      (7,500)
        Mortgage loans ................................................        (1,447)        (4,538)      (4,179)
        Real estate ...................................................          (712)        (2,637)      (1,511)
        Short-term investments ........................................          --          (19,070)    (180,259)
        Separate account assets .......................................          --             --        (12,000)
        Other invested assets .........................................        (7,518)        (3,712)     (31,861)
                                                                          -----------    -----------    ---------
                                                                             (297,605)    (1,086,977)    (953,707)
        Purchase of property and equipment ............................        (4,144)        (1,879)      (2,036)
        Net increase in policy loans ..................................        (8,654)        (6,370)      (8,058)
                                                                          -----------    -----------    ---------
        Net cash transferred per coinsurance agreement ................      (218,043)          --        (16,295)
                                                                          -----------    -----------    ---------

                                                          Year ended December 31
                                                      1997          1996        1995
                                                    ---------    ---------    ---------
                                                               (In Thousands)
Financing activities
Issuance of long-term debt ......................    $    --     $  65,000    $    --
Annuity and interest sensitive life products:
        Deposits credited to account balances ...     167,517      202,129      234,321
        Withdrawals from account balances .......    (312,228)    (305,530)    (251,647)
                                                    ---------    ---------    ---------
Net cash used in financing activities ...........    (144,711)     (38,401)     (17,326)
                                                    ---------    ---------    ---------
Increase (decrease) in cash and cash equivalents       22,586       (8,478)         673
Cash and cash equivalents at beginning of year ..       8,310       16,788       16,115
                                                    ---------    ---------    ---------
Cash and cash equivalents at end of year ........   $  30,896    $   8,310    $  16,788
                                                    =========    =========    =========
Supplemental disclosures of cash flow information
Cash paid during the year for:
        Interest ................................   $   5,307    $   2,966    $     120
                                                    =========    =========    =========
        Income taxes ............................   $  27,920    $  16,213    $  11,551
                                                    =========    =========    =========
Supplemental disclosures of noncash investing
 and financing activities
Conversion of mortgage loans to real estate
owned ...........................................   $    --      $     844    $    --
                                                    =========    =========    =========

See accompanying notes to consolidated financial statements.

NOTES TO FINANCIAL STATEMENTSDecember 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION

    Security Benefit Life Insurance Company (SBL or the Company) is a Kansas-domiciled mutual life insurance company whose insurance operations are licensed to sell insurance products in 50 states. The Company offers a diversified portfolio comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels. In recent years, the Company's new business activities have increasingly been concentrated in the individual flexible premium variable annuity markets.

    The Company intends to modify its organizational structure by forming a Kansas mutual holding company to be named Security Benefit Mutual Holding Company. The Company will convert to a stock life insurance company and continue to operate under its current name. All capital stock shares of the reorganized stock life insurance company will be issued to and owned by a newly created intermediate stock holding company Security Benefit Corporation. Initially, Security Benefit Mutual Holding Company will own all of the voting stock of Security Benefit Corporation. Kansas law requires that Security Benefit Mutual Holding Company hold at least 51% of the outstanding voting stock of the stock life insurance company (except to the extent qualifying shares are required by the Kansas Insurance Code to be held by directors of an insurance company admitted and authorized to do business in Kansas). The conversion plan is subject to approval of the Kansas Insurance Department and the policyholders of the Company.

    BASIS OF PRESENTATION

    The consolidated financial statements include the operations and accounts of Security Benefit Life Insurance Company and its wholly-owned subsidiaries, including Security Benefit Group, Inc., First Security Benefit Life Insurance and Annuity Company of New York, Security Management Company, LLC, Security Distributors, Inc., Security Benefit Academy, Inc. and Creative Impressions, Inc. Significant intercompany transactions have been eliminated in consolidation.

    USE OF ESTIMATES

    The preparation of consolidated financial statements requires management to make estimates and assumptions that affect amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

    INVESTMENTS

    Fixed maturities are classified as either held-to-maturity or available-for-sale. Fixed maturities are classified as held-to-maturity when the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accrual of discounts. Such amortization and accrual on these securities are included in investment income. Fixed maturities not classified as held-to-maturity are classified as available-for-sale. Available-for-sale fixed maturities are stated at fair value with any unrealized gain or loss, net of deferred policy acquisition costs (DPAC) and deferred income taxes, reported as a separate component of equity. The DPAC offsets to the unrealized gain or loss represent valuation adjustments or restatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized. The amortized cost of fixed maturities classified as available-for-sale is adjusted for amortization of premiums and accrual of discounts. Premiums and discounts are recognized over the estimated lives of the assets adjusted for prepayment activity.

    Equity securities consisting of common stocks, mutual funds and nonredeemable preferred stock are classified as available-for-sale and stated at fair value. Mortgage loans and short-term investments are reported at amortized cost. Real estate investments are carried at the lower of depreciated cost or estimated realizable value. Policy loans are reported at unpaid principal. Investments accounted for by the equity method include investments in, and advances to, various joint ventures and partnerships. Realized gains and losses on sales of investments are recognized in revenues on the specific identification method. The operations of the Company are subject to risk resulting from interest rate fluctuations to the extent that there is a difference between the amount of the Company's interest-earning assets and the amount of interest-bearing liabilities that are prepaid/withdrawn, mature or reprice in specified periods. The principal objective of the Company's asset/liability management activities is to provide maximum levels of net investment income while maintaining acceptable levels of interest rate and liquidity risk and facilitating the funding needs of the Company. The Company periodically may use derivative financial instruments to modify its interest sensitivity to levels deemed to be appropriate based on the Company's current economic outlook.

    Such derivative financial instruments are for purposes other than trading and classified as available-for-sale in accordance with Statement of Financial Accounting Standards (SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, these instruments are stated at fair value with the change in fair value reported as a separate component of equity.

    DEFERRED POLICY ACQUISITION COSTS

    To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issue, underwriting and marketing costs that are primarily related to the acquisition or renewal of traditional life insurance, interest sensitive life and deferred annuity business have been deferred. Traditional life insurance deferred policy acquisition costs are being amortized in proportion to premium revenues over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

    For interest sensitive life and deferred annuity business, deferred policy acquisition costs are amortized in proportion to the present value (discounted at the crediting rate) of expected gross profits from investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

    CASH EQUIVALENTS

    For purposes of the statement of cash flows, the Company considers certificates of deposits with original maturities of 90 days or less to be cash equivalents.

    PROPERTY AND EQUIPMENT

    Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

    SEPARATE ACCOUNTS

    The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered for the benefit of contractholders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contractholders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contractholders and are, therefore, not included in investment earnings in the accompanying statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

    POLICY RESERVES AND ANNUITY ACCOUNT VALUES

    Liabilities for future policy benefits for traditional life and reinsurance products are computed using a net level premium method, including assumptions as to investment yields, mortality and withdrawals, and other assumptions that approximate expected experience.

    Liabilities for future policy benefits for interest sensitive life and deferred annuity products represent accumulated contract values without reduction for potential surrender charges and deferred front-end contract charges that are amortized over the life of the policy. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 3.8% to 7.25% during 1997, 3.5% to 7.25% during 1996 and 4% to 7.75% during 1995.

    INCOME TAXES

    Income taxes have been provided using the liability method in accordance with SFAS No. 109, "Accounting for Income Taxes." Under that method, deferred tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expenses or credits reflected in the Company's statements of income are based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale).

    RECOGNITION OF REVENUES

    Traditional life insurance products include whole life insurance, term life insurance and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from interest sensitive life insurance products and deferred annuities consist of policy charges for the cost of insurance, policy administration charges and surrender charges assessed against contractholder account balances during the period.

    RESTRUCTURING EXPENSES

    Restructuring expenses include costs relating to the mutual holding company conversion and termination benefits provided to certain associates under an early retirement program.

    FAIR VALUES OF FINANCIAL INSTRUMENTS

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:


    o Cash and cash equivalents: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

    o Investment securities: Fair values for fixed maturities are based on quoted market prices, if available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

    o Mortgage loans and policy loans: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

    o Investment-type contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

    o Long-term debt: Fair values for long-term debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

2. INVESTMENTS

    Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of fixed maturities and equity securities at December 31, 1997 and 1996 is as follows:

                                                                                December 31, 1997
                                                              -------------------------------------------------
                                                                             Gross                      Gross
                                                              Amortized    Unrealized   Unrealized       Fair
                                                                 Cost        Gains        Losses         Value
                                                              ----------   ----------   ----------   ----------
                                                                               (In Thousands)
        AVAILABLE-FOR-SALE
        U.S. Treasury securities and obligations of U.S.
        government corporations and agencies ..............   $  214,088   $    3,313   $     --     $  217,401
        Obligations of states and political subdivisions ..       23,753        1,320            8       25,065
        Special revenue and assessment ....................          255           45         --            300
        Corporate securities ..............................      742,123       27,986        1,674      768,435
        Mortgage-backed securities ........................      510,991       11,429        2,137      520,283
        Asset-backed securities ...........................      117,907        1,030           97      118,840
                                                              -------------------------------------------------
        Totals ............................................   $1,609,117   $   45,123   $    3,916   $1,650,324
                                                              =================================================

        Equity securities .................................   $  109,763   $   11,220   $      475   $  120,508
                                                              =================================================
        HELD-TO-MATURITY
        Obligations of states and political subdivisions ..   $   74,802   $    2,094   $       30   $   76,866
        Corporate securities ..............................      108,609        5,295          201      113,703
        Mortgage-backed securities ........................      227,131        2,725          364      229,492
        Asset-backed securities ...........................       41,869          297            1       42,165
        Totals ............................................   $  452,411   $   10,411   $      596   $  462,226

                                                                                December 31, 1996
                                                              -------------------------------------------------
                                                                             Gross                      Gross
                                                              Amortized    Unrealized   Unrealized       Fair
                                                                 Cost        Gains        Losses         Value
                                                              ----------   ----------   ----------   ----------
                                                                               (In Thousands)
     AVAILABLE-FOR-SALE
     U.S. Treasury securities and obligations of U.S. .....
     government corporations and agencies .................   $  173,884   $      414   $    1,431   $  172,867
     Obligations of states and political subdivisions .....       23,244          361          705       22,900
     Special revenue and assessment .......................          330         --           --            330
     Corporate securities .................................      863,124       13,758       18,651      858,231
     Mortgage-backed securities ...........................      627,875        9,091        9,308      627,658
     Asset-backed securities ..............................      122,523          832          275      123,080
                                                              =================================================
     Totals ...............................................   $1,810,980   $   24,456   $   30,370   $1,805,066
                                                              =================================================

     Equity securities ....................................   $   86,991   $    2,422   $      225   $   89,188

     HELD-TO-MATURITY
     Obligations of states and political subdivisions .....   $   81,791   $      463   $    1,036   $   81,218
     Special revenue and assessment .......................          420         --           --            420
     Corporate securities .................................      128,487        2,003        1,830      128,660
     Mortgage-backed securities ...........................      264,155        2,121        1,347      264,929
     Asset-backed securities ..............................       53,192          382           97       53,477
                                                              -------------------------------------------------
     Totals ...............................................   $  528,045   $    4,969   $    4,310   $  528,704
                                                              =================================================

The change in the Company's unrealized gain (loss) on fixed maturities was $56,277,000, $(51,773,000) and $220,048,000 during 1997, 1996 and 1995, respectively; the corresponding amounts for equity securities were $8,588,000, $1,595,000 and $1,034,000 during 1997, 1996 and 1995, respectively.

The amortized cost and fair value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                 Available-For-Sale        Held-To-Maturity
                                                -----------------------  --------------------
                                                Amortized       Fair     Amortized     Fair
                                                   Cost        Value        Cost       Value
                                                ----------   ----------   --------   --------
                                                                  (In Thousands)
        Due in one year or less .............   $   33,328   $   33,578   $   --     $   --
        Due after one year through five years      202,757      206,870      6,821      6,947
        Due after five years through 10 years      455,242      466,263     37,726     38,995
        Due after 10 years ..................      288,892      304,490    138,864    144,627
        Mortgage-backed securities ..........      510,991      520,283    227,131    229,492
        Asset-backed securities .............      117,907      118,840     41,869     42,165
                                                ----------   ----------   --------   --------
                                                $1,609,117   $1,650,324   $452,411   $462,226
                                                ==========   ==========   ========   ========

    Major categories of net investment income for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                 1997        1996         1995
                                              ---------     --------    --------
                                                         (In Thousands)
        Interest on fixed maturities .....    $ 167,646     $174,592    $165,684
        Dividends on equity securities ...        7,358        5,817       1,309
        Interest on mortgage loans .......        6,017        6,680       7,876
        Interest on policy loans .........        6,282        6,372       5,927
        Interest on short-term investments        2,221        1,487       2,625
        Other ............................         (166)       4,199       2,740
        Total investment income ..........      189,358      199,147     186,161
        Investment expenses ..............        4,383        4,364       4,149
                                              ----------------------------------
        Net investment income ............    $ 184,975     $194,783    $182,012
                                              ==================================

    Proceeds from sales of fixed maturities and equity securities and related realized gains and losses, including valuation adjustments, for the years ended December 31, 1997, 1996 and 1995 are as follows:

                                            1997            1996           1995
                                          --------       --------       --------
                                                      (In Thousands)
        Proceeds from sales .......       $333,498       $393,189       $310,590
        Gross realized gains ......         11,889          9,407          5,901
        Gross realized losses .....          6,640          9,723          3,361

    Net realized gains (losses) for the years ended December 31, 1997, 1996 and 1995 consist of the following:

                                               1997          1996         1995
                                             -------       -------       ------
                                                      (In Thousands)
        Fixed maturities ...............   $   861       $(1,329)      $1,805
        Equity securities ..............     4,388         1,013          735
        Other ..........................      (320)           72        1,336
                                           -------------------------------------
        Total realized gains (losses) ..   $ 4,929       $  (244)      $3,876
                                           =====================================


    There were no deferred losses at December 31, 1997, and $2.2 million at December 31, 1996, resulting from terminated and expired futures contracts. These are included in fixed maturities and amortized as an adjustment to net investment income. There were no outstanding agreements to sell securities at December 31, 1997 or 1996.

    The composition of the Company's portfolio of fixed maturities by quality rating at December 31, 1997 is as follows:

        Quality Rating                      Carrying Amount                 %
---------------------------------               ----------               ------
                                             (In Thousands)
        AAA .....................               $1,024,624                48.73%
        AA ......................                  161,469                 7.68
        A .......................                  396,387                18.85
        BBB .....................                  329,371                15.66
        Noninvestment grade......                  190,884                 9.08
                                                ----------               ------
                                                $2,102,735               100.00%
                                                ================================

    The Company has a diversified portfolio of commercial and residential mortgage loans outstanding in 14 states. The loans are somewhat geographically concentrated in the midwestern and southwestern United States with the largest outstanding balances at December 31, 1997 being in the states of Kansas (31%), Iowa (16%) and Texas (14%).

3. EMPLOYEE BENEFIT PLANS

    Substantially all Company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last 10 years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law and the limitations on deductibility imposed by federal income tax law. The Company records pension cost in accordance with the provisions of SFAS No. 87, "Employers' Accounting for Pensions."

    Pension cost for the plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                             1997          1996           1995
                                            -------       -------       -------
                                                       (In Thousands)
        Service cost .................      $   641       $   670       $   528
        Interest cost ................          721           587           508
        Actual return on plan assets .       (1,892)       (1,064)       (1,568)
        Net amortization and deferral           990           284           900
        Termination benefits .........        1,539          --            --
                                            -----------------------------------
        Net pension cost .............      $ 1,999       $   477       $   368
                                            ===================================

The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                December 31
                                                           1997          1996
                                                         --------      --------
                                                             (In Thousands)
       Actuarial present value of benefit obligations:
         Vested benefit obligation .................     $ (8,191)     $ (6,059)
         Non-vested benefit obligation .............         (865)         (202)
                                                         -----------------------
         Accumulated benefit obligation ............       (9,056)       (6,261)
         Excess of projected benefit obligation
           over accumulated benefit obligation .....       (3,431)       (2,961)
         Projected benefit obligation ..............      (12,487)       (9,222)
        Plan assets, at fair market value ..........       11,279        10,085
                                                         -----------------------
        Plan assets greater than (less than) projected
           benefit obligation ......................       (1,208)          863
        Unrecognized net loss ......................        1,819         1,007
        Unrecognized prior service cost ............          642           700
        Unrecognized net asset established at the
          date of initial application ..............       (1,657)       (1,841)
                                                         -----------------------
        Net (accrued) prepaid pension cost .........     $   (404)     $    729
                                                         =======================

Assumptions were as follows:

                                                                    1997    1996    1995
                                                                    ----    ----    ----
        Weighted average discount rate ..........................   7.25%   7.75%    7.5%
        Weighted average rate of increase in compensation
        for participants age 45 and older .......................    4.5     4.5     4.5
        Weighted average expected long-term return on plan assets    9.0     9.0     9.0

    Compensation rates that vary by age for participants under age 45 were used in determining the actuarial present value of the projected benefit obligation in 1997. Plan assets are invested in a diversified portfolio of affiliated mutual funds that invest in equity and debt securities.

    In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with five years of service. The plan is contributory, with retiree contributions adjusted annually and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age
    40. The Company's portion of the costs is frozen after 1996 with all future cost increases passed on to the retirees. Retirees in the plan prior to July 1, 1993 are covered 100% by the Company.

    Retiree medical care and life insurance cost for the total plan for the years ended December 31, 1997, 1996 and 1995 is summarized below and includes termination benefit costs, a significant portion of which were reflected as a reduction of the gain recognized upon the sale of the block of life insurance business described in Note 4.

                                                 1997          1996         1995
                                                -----          ----         ----
                                                          (In Thousands)
        Service cost ..................         $ 155          $157         $151
        Interest cost .................           291           280          305
        Net amortization ..............           (32)          --           --
        Termination benefits ..........           372           --           --
                                                --------------------------------
                                                $ 786          $437         $456
                                                ================================

The funded status of the plan as of December 31, 1997 and 1996 was as follows:

                                                          1997           1996
                                                         -------        -------
                                                             (In Thousands)
        Accumulated postretirement benefit
            obligation:
                Retirees .........................       $(2,595)       $(2,498)
        Active participants:
                Retirement eligible ..............          (666)          (568)
                Others ...........................        (1,100)        (1,023)
                                                         -----------------------
                                                          (4,361)        (4,089)
        Unrecognized net gain ....................          (692)          (348)
                                                         -----------------------
        Accrued postretirement benefit cost ......       $(5,053)       $(4,437)
                                                         =======================

    The annual assumed rate of increase in the per capita cost of covered benefits is 9% for 1997 and is assumed to decrease gradually to 5% for 2001 and remain at that level thereafter. The health care cost trend rate has a significant effect on the amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 by $201,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 1997 by $55,000.

    The discount rate used in determining the accumulated postretirement benefit obligation was 7.25%, 7.75% and 7.5% at December 31, 1997, 1996 and 1995,
    respectively.

    The Company has a profit-sharing and savings plan for which substantially all employees are eligible after one year of employment with the Company. Contributions for profit sharing are based on a formula established by the Board of Directors with pro rata allocation among employees based on salaries. The savings plan is a tax-deferred, 401(k) retirement plan. Employees may contribute up to 10% of their eligible compensation. The Company matches 50% of the first 6% of the employee contributions. Employee contributions are fully vested, and Company contributions are vested over a five-year period. Company contributions to the profit-sharing and savings plan charged to operations were $1,857,000, $1,783,000 and $1,567,000 for 1997, 1996 and 1995, respectively.

4. REINSURANCE

    The Company assumes and cedes reinsurance with other companies to provide for greater diversification of business, allow management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. The Company's maximum retention on any one life is $500,000. The Company does not use financial or surplus relief reinsurance. Life insurance in force ceded at December 31, 1997 and 1996 was $7.4 billion and $4 billion, respectively.

    Principal reinsurance transactions for the years ended December 31, 1997, 1996 and 1995 are summarized as follows:

                                                 1997         1996        1995
                                                -------      -------      ------
                                                          (In Thousands)
        Reinsurance ceded:
                Premiums paid ............      $33,872      $25,442      $5,305
                                                ================================
                Commissions received .....      $ 4,636      $ 4,669      $  230
                                                ================================
                Claim recoveries .........      $14,581      $ 5,235      $3,089
                                                ================================

    In the accompanying financial statements, premiums, benefits, settlement expenses and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of reinsurers. At December 31, 1997 and 1996, the Company had established a receivable totaling $408,096,000 and $92,197,000 for reserve credits, reinsurance claims and other receivables from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. The amount of reinsurance assumed is not significant.

    In 1997, the Company transferred, though a 100% coinsurance agreement, $318 million in policy reserves and claim liabilities reduced by a ceding commission of $63 million and other related items. The agreement related to a block of universal life and traditional life insurance business. The Company recorded a pretax gain of $14,625,000 which is deferred in other liabilities and amortized to income over the estimated life of the business transferred.

    In prior years, the Company was involved in litigation arising out of its participation from 1986 to 1990 in a reinsurance pool. The litigation related to the pool manager and a reinsurance intermediary placing major medical business in the pool without authorization. During 1993, the Company settled the major medical portion of the pool's activity with no significant adverse effect on the Company. The nonmajor medical business placed in the pool has experienced significant losses. At December 31, 1997, the Company believes adequate provision has been made for such losses.

5. INCOME TAXES

    The Company files a life/nonlife consolidated federal income tax return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities. Such differences relate principally to liabilities for future policy benefits and accumulated contract values, deferred compensation, deferred policy acquisition costs, postretirement benefits, deferred selling commissions, depreciation expense and unrealized gains (losses) on securities available-for-sale.

    Income tax expense consists of the following for the years ended December 31, 1997, 1996 and 1995:

                                         1997              1996             1995
                                     --------           -------          -------
                                                      (In Thousands)
        Current ...........          $ 32,194           $12,528          $15,200
        Deferred ..........           (10,627)            8,343            2,727
                                     -------------------------------------------
                                     $ 21,567           $20,871          $17,927
                                     ===========================================

    The provision for income taxes differs from the amount computed at the statutory federal income tax rate due primarily to dividends received deductions and tax credits.

    Net deferred tax assets or liabilities consist of the following:

                                                                 December 31
                                                           --------------------
                                                             1997          1996
                                                           -------       -------
                                                                (In Thousands)
        Deferred tax assets:
           Future policy benefits ..................       $ 9,869       $20,487
           Net unrealized depreciation on
              securities available-for-sale ........          --           1,409
           Guaranty fund assessments ...............         1,250         1,400
           Employee benefits .......................         6,487         4,852
           Deferred gain on coinsurance agreement ..         4,970          --
           Other ...................................         7,497         4,620
                                                           ---------------------
        Total deferred tax assets ..................        30,073        32,768
        Deferred tax liabilities:
           Deferred policy acquisition costs .......        53,173        69,647
           Net unrealized appreciation on
              securities available-for-sale ........        18,115          --
           Deferred gain on investments ............         8,378        10,446
           Depreciation ............................         1,935         2,061
           Other ...................................         6,733         5,461
                                                           ---------------------
        Total deferred tax liabilities .............        88,334        87,615
                                                           ---------------------
        Net deferred tax liabilities ...............       $58,261       $54,847
                                                           =====================

6. CONDENSED FAIR VALUE INFORMATION

    SFAS No. 107, "Disclosures about Fair Value of Financial Instruments," requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

    SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

                                              December 31, 1997       December 31, 1996
                                         -----------------------   -----------------------
                                          Carrying       Fair       Carrying      Fair
                                            Amount       Value        Amount      Value
                                         ----------   ----------   ----------   ----------
                                                           (In Thousands)
    Investments:
        Mortgage loans ...............   $   64,251   $   66,454   $   66,611   $   69,004
        Policy loans .................       85,758       85,993      106,822      108,685
    Liabilities:
        Supplementary contracts
          without life contingencies .       29,890       30,189       33,225       33,803
        Individual and group annuities    1,894,605    1,713,509    1,942,697    1,767,692
        Long-term debt ...............       65,000       71,793       65,000       67,683

    7. COMMITMENTS AND CONTINGENCIES

    The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,018,000, $1,108,000 and $802,000 for the years ended December 31, 1997, 1996 and 1995, respectively. The Company has aggregate future lease commitments at December 31, 1997 of $3,906,000 for noncancelable operating leases consisting of $1,158,000 in 1998, $1,026,000 in 1999, $940,000 in 2000,
    $782,000 in 2001. There are no noncancelable lease commitments beyond 2001.

    In 2001, under the terms of one of the operating leases, the Company has the option to renew the lease for another five years, purchase the asset for approximately $4.7 million, or return the asset to the lessor and pay a termination charge of approximately $3.7 million.

    In connection with its investments in low income housing partnerships, the Company is committed to invest additional capital of $4,008,000 and $9,190,000 in 1998 and 1999, respectively.

    Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states in which it is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based on information from the National Organization of Life and Health Guaranty Association and information from the various state guaranty associations, the Company believes that it is probable that these insolvencies will result in future assessments. The Company regularly evaluates its reserve for these insolvencies and updates its reserve based on the Company's interpretation of information recently received. The associated costs for a particular insurance company can vary significantly based on its premium volume by line of business in a particular state and its potential for premium tax offset. The Company accrued no additional reserves for these insolvencies in 1997. Additional accruals in the amount of $1,574,000 and $2,302,000 were recorded during 1996 and 1995, respectively. At December 31, 1997, the Company has reserved $3,573,000 to cover current and estimated future assessments, net of related premium tax credits.

8. LONG-TERM DEBT AND OTHER BORROWINGS

    The Company has a $61.5 million line of credit facility from the Federal Home Loan Bank of Topeka. Any borrowings in connection with this facility bear interest at .1% over the Federal Funds rate. No amounts were outstanding at December 31, 1997 and 1996.

    In February 1996, the Company negotiated three separate $5 million advances with the Federal Home Loan Bank of Topeka. The advances are due February 27, 1998, February 26, 1999 and February 28, 2001 and carry interest rates of 5.59%, 5.76% and 6.04%, respectively.

    In May 1996, the Company issued $50 million of 8.75% surplus notes maturing on May 15, 2016. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each pay ment of interest on or principal of the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available for such payment under the Kansas Insurance Code.

9. RELATED PARTY TRANSACTIONS

    The Company owns shares of mutual funds managed by Security Management Company, LLC with net asset values totaling $85,950,000 and $60,559,000 at December 31, 1997 and 1996, respectively.

10. ASSETS HELD IN SEPARATE ACCOUNTS

    Separate account assets were as follows:

                                                               December 31
                                                             1997       1996
                                                         ----------   ----------
                                                             (In Thousands)
        Premium and annuity considerations for
         the variable annuity products and
         variable universal life product for
         which the contractholder, rather than
         the Company, bears the investment risk .........$3,716,639   $2,793,911

        Assets of the separate accounts owned
         by the Company, at fair value ..................      --          9,016
                                                         -----------------------
                                                         $3,716,639   $2,802,927
                                                         =======================

11. STATUTORY INFORMATION

    The Company and its insurance subsidiary prepare statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Kansas and New York Insurance regulatory authorities, respectively. Accounting practices used to prepare statutory-basis financial statements for regulatory filings of life insurance companies differ in certain instances from generally accepted accounting principles (GAAP). Prescribed statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed; such practices may differ from state to state, may differ from company to company within a state and may change in the future. Statutory capital and surplus of the insur ance operations are $382,005,000 and $286,689,000 at December 31, 1997 and 1996, respectively.

12. IMPACT OF YEAR 2000 (UNAUDITED)

    Some of the Company's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

    The Company has completed an assessment of its systems which will need to be modified or replaced to function properly in the year 2000. Based on this assessment, the Company does not believe that the costs to complete such system modifications or replacements will be material to the Company's financial statements. The Company has been in the process of converting existing products to a new administration system during the past few years, and all new products during this conversion period have been placed on the new system.

    The modification or replacement of the Company's computer systems not currently year 2000 ready is estimated to be completed not later than March 31, 1999, which is prior to any anticipated impact on its operating systems. The Company believes that with modifications to existing software and conversions to new software, the year 2000 issue will not pose significant operational problems for its computer systems. However, if such modifications and conversions are not made or are not completed timely, the year 2000 issue could have a material impact on the operations of the Company.

    The Company has initiated formal communications with significant third parties which provide the Company with information to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to solve their own year 2000 issues. There is no guarantee that the systems of other companies on which the Company's systems rely will be timely converted and would not have an adverse effect on the Company's systems. However, third-party vendors of the Company's primary adminis trative systems have represented to the Company that the systems are or will be year 2000 ready.

    The costs of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved, and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to convert to year 2000 ready systems and similar uncertainties.

                                   PART C

                                OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements

                 All required financial statements are included in Part B of this Registration Statement.

           (b)   Exhibits

                   (1) Resolution of the Board of Directors of Security Benefit
                       Life Insurance Company ("SBL") authorizing establishment of the Separate Account(a)
                   (2) Not Applicable
                   (3) Application and Service Agreement(b)
                   (4)(a)  Individual Contract - Advantage (Form V6020;
                           R10-97)(d)
                      (b) Individual Contract - Advantage -Unisex (Form F6020; R10-97)
                      (c)  Individual Contract - Trust (Form V6020-1; R10-97)(d)
                      (d) Individual Contract - Trust - Unisex (Form V6020-1; R10-97)
                      (e)  Loan Endorsement (Form V6850; 10-97)(d)
                      (f) Withdrawal Charge Waiver Endorsement (Form V6053; 10-97)(d)
                      (g)  Endorsement - Advantage (Form V6052; 10-97)(d)
                      (h)  Endorsement - Trust (Form V6052-1; 10-97)(d)
                      (i)  IRA Endorsement (Form 4453C-5; R9-96)(c)
                      (j)  TSA Endorsement (Form 6832A; R9-96)(c)
                      (k)  Section 457 Endorsement (Form V6054; R1-98)
                   (5) Form of Application (Form V6839; R10-97)(d)
                   (6)(a)  Composite of Articles of Incorporation of SBL(c)
                      (b)  Bylaws of SBL(d)
                   (7) Not Applicable
                   (8)(a) Fund Participation and Variable Contract Marketing Agreement(c)
                      (b) Participation Agreement Among Liberty Investments Trust, Liberty Financial Investment Inc., and Security Benefit Life Ins. Co.
                   (9) Opinion and Consent of Counsel
                  (10) Consent of Independent Auditors
                  (11) Not Applicable
                  (12) Not Applicable
                  (13) Schedules for Computation of Performance
                  (14) Financial Data Schedules
                  (15) Powers of Attorney of Howard R. Fricke, Thomas R.
                       Clevenger, Sister Loretto Marie Colwell, John C. Dicus,
                       W. W. Hanna, John E. Hayes, Jr., Laird G. Noller, Frank
                       C. Sabatini, and Robert C. Wheeler

(a) Incorporated herein by reference to the Exhibits filed with the Registrant's Registration Statement Number 33-65654 (July 6, 1993).

(b) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 2 to Registration Statement No. 33-65654 (May 20, 1994).

(c) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 4 under the Securities Act of 1933 and Amendment No. 6 under the Investment Company Act of 1940 to Registration Statement No. 33-65654 (April 30, 1997).

(d) Incorporated herein by reference to the Exhibits filed with the Registrant's Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 8 under the Investment Company Act of 1940 to Registration Statement No. 33-65654 (May 1, 1998).

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

         NAME AND PRINCIPAL
          BUSINESS ADDRESS                    POSITIONS AND OFFICES WITH
                                              DEPOSITOR


         Howard R. Fricke*                    Chairman of the Board, Chief
                                              Executive Officer and Director

         Thomas R. Clevenger                  Director
         P.O. Box 8514
         Wichita, Kansas 67208

         Sister Loretto Marie Colwell         Director
         1700 SW 7th Street
         Topeka, Kansas 66044

         John C. Dicus                        Director
         700 Kansas Avenue
         Topeka, Kansas 66603

         Steven J. Douglas                    Director
         3231 East 6th Street
         Topeka, KS 66607

         William W. Hanna                     Director
         P.O. Box 2256
         Wichita, Kansas 67201

         John E. Hayes, Jr.                   Director
         P.O. Box 889
         Topeka, Kansas 66601

         Laird G. Noller                      Director
         2245 Topeka Avenue
         Topeka, Kansas 66611

         Frank C. Sabatini                    Director
         120 SW 6th Street
         Topeka, Kansas 66603

         Robert C. Wheeler                    Director
         P.O. Box 148
         Topeka, Kansas 66601

         Donald J. Schepker*                  Senior Vice President, Chief
                                              Financial Officer and Treasurer

         Kris Robbins*                        President and Chief Operating
                                              Officer

         Roger K. Viola*                      Senior Vice President, General
                                              Counsel and Secretary

         T. Gerald Lee*                       Senior Vice President and Chief
                                              Administrative Officer

         Malcolm E. Robinson*                 Senior Vice President and
                                              Assistant to the President

         Donald E. Caum*                      Senior Vice President

         Richard K Ryan*                      Senior Vice President

         Amy J. Lee*                          Vice President and Associate
                                              General Counsel

         Venette Davis                        Senior Vice President


         James R. Schmank*                    Vice President - Corporate
                                              Development

         J. Craig Anderson                    Senior Vice President

*Located at 700 Harrison Street, Topeka, Kansas 66636.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

           The Depositor, Security Benefit Life Insurance Company ("SBL") is owned by its policyowners. No one person holds more than approximately 0.0004% of the voting power of SBL. The Registrant is a segregated asset account of SBL.

           The following chart indicates the persons controlled by or under common control with Parkstone Variable Annuity or SBL:

                                                                                 PERCENT OF
                                                          JURISDICTION OF    VOTING SECURITIES
                               NAME                        INCORPORATION        OWNED BY SBL
            Security Benefit Life Insurance Company
            (Mutual Life Insurance Company                     Kansas              -----
            Security Benefit Group, Inc.
            (Holding Company)                                  Kansas               100%
            Security Management Company, LLC
            (Investment Adviser)                               Kansas               100%
            Security Distributors, Inc.
            (Broker/Dealer, Principal Underwriter of
            Mutual Funds)                                      Kansas               100%
            Security Benefit Academy, Inc.
            (Daycare Company)                                  Kansas               100%
            Creative Impressions, Inc.
            (Advertising Agency)                               Kansas               100%
            Security Benefit Clinic and Hospital
            (Nonprofit provider of hospital
            benevolences for fraternal certificate
            holders)                                           Kansas               100%
            First Advantage Insurance Agency, Inc.             Kansas               100%
            First Security Benefit Life Insurance and
            Annuity Company of New York                       New York              100%

           SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, and Variflex Separate Account (Variflex), Variflex Separate Account (Variflex Educator Series), SBL Variable Life Insurance Account Varilife, Security Varilife Separate Account, SBL Variable Annuity Account VIII Variflex LS, SBL Variable Annuity Account VIII Variflex Signature, and T. Rowe Price Variable Annuity Account.

           Through the above-referenced separate accounts, SBL might be deemed to control the open-end management investment companies listed below. The approximate percentage of ownership by the separate accounts for each company is as follows:

            Security Growth and Income Fund        40.2%
            Security Ultra Fund                    34.0%
            SBL Fund                                100%

ITEM 27.   NUMBER OF CONTRACTOWNERS

           As of February 28, 1998, there were 1,360 owners of Parkstone Variable Annuity Qualified Contracts, 1,543 owners of Parkstone Non-Qualified Contracts, 18 owners of Parkstone Non-Qualified Trust Contracts, and 1 owners of Parkstone Qualified Trust Contracts.

ITEM 28.   INDEMNIFICATION

           The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person's capacity as director or officer.

           The Articles of Incorporation include the following provision:

               A Director shall not be personally liable to the Corporation or to its policyholders for monetary damages for breach of fiduciary duty as a director, provided that this sentence shall not eliminate nor limit the liability of a director

               A. for any breach of his or her duty of loyalty to the Corporation or its policyholders;

               B. for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

               C. under the provisions of K.S.A. 17-6424 and amendments thereto; or

               D. for any transaction from which the director derived an improper personal benefit.

        This Article Eighth shall not eliminate or limit the liability of a director for any act or omission occurring prior to the date this Article Eighth becomes effective.

           Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITER

           (a) Security Distributors, Inc. ("SDI"), a subsidiary of SBL, acts as distributor of the Parkstone Variable Annuity contracts. SDI receives no compensation for its distribution function in excess of the commissions it pays to selling broker/dealers. SDI performs similar functions for SBL Variable Annuity Accounts I, III, IV, Variflex Separate Account (Variflex), Variflex Separate Account (Variflex Educator Series), SBL Variable Life Insurance Account Varilife, SBL Variable Annuity Account VIII Variflex LS, , SBL Variable Annuity Account VIII Variflex Signature, Security Varilife Separate Account. SDI also acts as principal underwriter for the following management investment companies for which Security Management Company, LLC, a subsidiary of SBL, acts as investment adviser: Security Equity Fund, Security Income Fund, Security Growth and Income Fund, Security Tax-Exempt Fund and Security Ultra Fund.

           (b)
                  NAME AND PRINCIPAL             POSITION AND OFFICES
                  BUSINESS ADDRESS*                WITH UNDERWRITER
                  ------------------             ------------------
                  Richard K Ryan                 President and Director
                  John D. Cleland                Vice President and Director
                  James R. Schmank               Vice President and Director
                  Mark E. Young                  Vice President and Director
                  Amy J. Lee                     Secretary
                  Brenda M. Harwood              Treasurer
                  William G. Mancuso             Regional Vice President
                  Susan L. Tully                 Regional Vice President
                  Donald E. Caum                 Director

                 *700 Harrison, Topeka, Kansas 66636-0001

           (c) Not applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

           All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules under it are maintained by SBL at its administrative offices--700 Harrison, Topeka, Kansas 66636-0001.

ITEM 31.   MANAGEMENT SERVICES

           All management contracts are discussed in Part A or Part B.

ITEM 32.   UNDERTAKINGS

           (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

           (b) Registrant undertakes that it will include as part of the Parkstone Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

           (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

           (d) SBL, sponsor of the unit investment trust, Parkstone Variable Annuity, hereby represents that it is relying upon American Counsel of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) at paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

           (e) Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

           (f) Security Benefit Life Insurance Company ("SBL") represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by SBL.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 24th day of April, 1998.

SIGNATURES AND TITLES

Howard R. Fricke                  SECURITY BENEFIT LIFE INSURANCE COMPANY
Director, Chairman of the Board   (The Depositor)
and Chief Executive Officer

                                  By:  ROGER K. VIOLA
Thomas R. Clevenger                    Roger K. Viola, Senior Vice President,
Director                               General Counsel and Secretary as
                                       Attorney-In-Fact for the Officers and
                                       Directors Whose Names Appear Opposite

Sister Loretto Marie Colwell
Director

                                  PARKSTONE VARIABLE ANNUITY
John C. Dicus                     (The Registrant)
Director

William W. Hanna                  By: SECURITY BENEFIT LIFE INSURANCE COMPANY
Director                              (The Depositor)

                                  By: HOWARD R. FRICKE
John E. Hayes, Jr.                    Howard R. Fricke, Chairman of the Board
Director                              and Chief Executive Officer

Laird G. Noller
Director                          By: DONALD J. SCHEPKER
                                      Donald J. Schepker, Senior Vice President,
                                      Chief Financial Officer and Treasurer

Robert C. Wheeler
Director

Frank C. Sabatini                 (ATTEST): ROGER K. VIOLA
Director                                    Roger K. Viola, Senior Vice
                                            President, General Counsel and
                                            Secretary

                              Date: April 24, 1998

                                  EXHIBIT INDEX

  (1)  None
  (2)  None
  (3)  None
  (4)  (a)  None
       (b)  Individual Contract - Advantage - Unisex (Form V6020; R10-97)
       (c)  None
       (d)  Individual Contract - Trust - Unisex (Form V6020-1; R10-97)
       (e)  None
       (f)  None
       (g)  None
       (h)  None
       (i)  None
       (j)  None
       (k)  457 Endowment (Form V6054; R1-98)
  (5)  None
  (6)  (a)  None
       (b)  None
  (7)  None
  (8)  (a)  None
       (b) Participation Agreement among Liberty Investments Trust, Liberty Financial Investment, Inc. and SBL
  (9)  Opinion and Consent of Counsel
 (10)  Consent of Independent Auditors
 (11)  None
 (12)  None
 (13)  Schedules for Computation of Performance
 (14)  Financial Data Schedules
 (15)  Powers of Attorney